                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12
                              H & R Block, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                             [H&R BLOCK LETTERHEAD]
                                4400 Main Street
                           Kansas City, Missouri 64111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of H&R Block, Inc., a Missouri corporation (the "Company"), will be held in the H&R Block City Stage Theater at Union Station located at 30 West Pershing (corner of Pershing and Main Street), Kansas City, Missouri, on Wednesday, September 12, 2001 at 9:00 a.m., Kansas City time
(CDT). Shareholders attending the meeting are asked to park in The Yards Parking Lot located on the west side of Union Station. The meeting will be held for the following purposes:

     1. The election of three Class III directors to serve three-year terms (See page 3);

     2. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, without par value, from 400,000,000 to 500,000,000 (See page
          9);

     3. The approval of amendments to the 1999 Stock Option Plan for Seasonal Employees (See page 13);

     4. The approval of amendments to the 1989 Stock Option Plan for Outside Directors (See page 17);

     5. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending April 30, 2002 (See page 22); and

     6. The transaction of any other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on July 10, 2001 as the record date for determining shareholders of the Company entitled to notice of and to vote at the meeting.

                                              By Order of the Board of Directors
                                              JAMES H. INGRAHAM
                                              Secretary
Kansas City, Missouri
July 30, 2001

A PROXY FOR THE ANNUAL MEETING IS ENCLOSED. PLEASE DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO VOTE IN PERSON, THE PROXY WILL NOT BE USED. THEREFORE, PLEASE RETURN THE SIGNED PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING.

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of H&R Block, Inc. (the "Company"), 4400 Main Street, Kansas City, Missouri 64111, for use at the annual meeting of shareholders to be held on September 12, 2001, or at any adjournment of that meeting, for the purposes set forth in the foregoing notice. All costs of solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by regular employees of the Company's subsidiaries. The Company has retained Mellon Investor Services LLC to assist in the solicitation of proxies on behalf of the Board of Directors for a fee of $8,500 plus reimbursement of reasonable expenses. Further, brokers and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so.

A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person. Subject to such revocation or suspension, shares represented by properly executed proxies received by the Board of Directors will be counted at the meeting and will be voted in accordance with the shareholder's directions. If the form of proxy is signed and returned and the shareholder has made no specifications with respect to voting matters, the shares will be voted in accordance with the recommendations of the Board of Directors.

QUORUM, VOTING PROCEDURES

A majority of the outstanding shares entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at such meeting. Shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter shall be deemed to be represented at the meeting for quorum purposes. Shares represented by proxy as to which no voting instructions are given as to matters to be voted upon shall be deemed to be represented at the meeting for quorum purposes. Shareholders are entitled to vote only those shares owned as of July 10, 2001, the record date for the meeting. The Board of Directors of the Company declared a two-for-one stock split effective August 1, 2001 for shareholders of record as of July 10, 2001. Because the effective date of the split is after the record date of the annual meeting of shareholders, the number of shares reported on the accompanying proxy and entitled to be voted at the meeting is the pre-split number and such number is not adjusted to reflect the August 1, 2001 stock split.

Shareholders do not have cumulative voting rights with respect to the election of directors. For Item 2 in the foregoing notice and on the form of proxy, the affirmative vote of a majority of the shares entitled to vote at the annual meeting of shareholders is necessary for approval of the amendment to the Company's Articles of Incorporation to increase the number of authorized shares. For all other matters to be voted upon at the meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for election or approval. For purposes of determining the number of shares present in person or represented by proxy on a voting matter, all votes cast "for," "against," "abstain" or "withhold authority" are included. "Broker non-votes," which occur when brokers or other nominees are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy on a voting matter.

OUTSTANDING VOTING SECURITIES AND DATE OF MAILING

At the close of business on July 10, 2001, the Company's outstanding voting securities consisted of 92,255,281 shares of Common Stock (pre-stock split figure). The proxy statement and accompanying form of proxy are first being sent to shareholders on or about July 30, 2001.

ITEM 1 ON FORM OF PROXY

ELECTION OF DIRECTORS

The Company's Articles of Incorporation and Bylaws provide that the number of directors to constitute the Board of Directors shall not be fewer than nine nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the entire Board. Effective October 8, 1999, the Board fixed the number of directors to constitute the Board of Directors at ten. The Articles of Incorporation and Bylaws further provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III, with each class to consist, as nearly as possible, of one-third of the members of the Board. The term of office of one class of directors shall expire at each annual meeting of shareholders. Directors elected at an annual meeting of shareholders to succeed those whose terms expire shall be identified as being of the same class as those directors they succeed and shall be elected for a term to expire at the third annual meeting of shareholders after their election.

Nominations of persons for election to the Board of Directors may be made at a meeting of shareholders only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Company's Bylaws.

At the annual meeting of shareholders to be held on September 12, 2001, three Class III directors will be elected to hold office for three years and until their successors are elected and shall have qualified. Donna R. Ecton, Louis W. Smith and Rayford Wilkins, Jr. have been nominated for election as Class III directors of the Company. The nominees are currently Class III directors of the Company. The shares voted by the proxies will be voted for the election of all three nominees unless authority to do so is withheld as provided in the form of proxy. All nominees have consented to serve if elected, and the Board of Directors has no reason to believe that any of the nominees will be unable to accept the office of director. If such contingency should arise, it is the intention of the proxies to vote for such person or persons as the Board of Directors may recommend.

The nominees for election as Class III directors and the current Class I and Class II directors are listed in alphabetical order by class in the following table. Thomas M. Bloch, Robert E. Davis and Frank L. Salizzoni serve as Class I directors with terms scheduled to expire at the annual meeting of shareholders in 2002. G. Kenneth Baum, Mark A. Ernst, Henry F. Frigon, and Roger W. Hale serve as Class II directors with terms scheduled to expire at the annual meeting of shareholders in 2003.

                                                                  COMMON STOCK
                                                                  (AND PERCENT
                                                                    OF CLASS)         SOLE VOTING      SHARED VOTING
NAME, AGE AND PRINCIPAL OCCUPATION OR EMPLOYMENT    DIRECTOR      BENEFICIALLY      AND INVESTMENT    AND INVESTMENT
DURING PAST FIVE YEARS                               SINCE          OWNED (1)           POWERS            POWERS
------------------------------------------------    --------      ------------      --------------    --------------
CLASS I DIRECTORS

Thomas M. Bloch (47)                                  2000           103,056              56             103,000
Educator (2)(3)                                                      (.11%)
--------------------------------------------------------------------------------------------------------------------
Robert E. Davis (70)                                  1981          25,099(5)           25,099             -0-
Partner, Axess Corporation,                                          (.03%)
diversified manufacturing (4)
--------------------------------------------------------------------------------------------------------------------
Frank L. Salizzoni (63)                               1988         446,709(5)           438,709           8,000
Chairman of the Board of the Company (2)(6)                          (.48%)

--------------------------------------------------------------------------------------------------------------------

CLASS II DIRECTORS

G. Kenneth Baum (71)                                  1961         107,800(5)           107,800            -0-
Chairman of the Board,                                               (.12%)
George K. Baum Group, Inc.,
investment company (2)
-------------------------------------------------- ----------- -------------------- ---------------- -----------------
Mark A. Ernst (43)                                    1999         173,280(5)           173,280            -0-
President and Chief Executive Officer of the                         (.19%)
Company (2)(7)

-------------------------------------------------- ----------- -------------------- ---------------- -----------------
Henry F. Frigon (66)                                  1992          24,000(5)           16,000            8,000
Chairman of the Board, CARSTAR, Inc., a national                     (.03%)
collision repair service provider (2)(8)
--------------------------------------------------------------------------------------------------------------------
Roger W. Hale (58)                                    1991          22,286(5)           22,286             -0-
Retired Chairman and Chief Executive Officer,                        (.02%)
LG&E Energy Corporation, a diversified energy
services company (2)(9)

--------------------------------------------------------------------------------------------------------------------

CLASS III DIRECTORS

Donna R. Ecton (54)                                   1993          14,000(5)           14,000             -0-
Chairman, President and Chief Executive Officer,                     (.02%)
EEI Inc., consultants to investors and
management (10)
--------------------------------------------------------------------------------------------------------------------

                                                                  COMMON STOCK
                                                                  (AND PERCENT
                                                                    OF CLASS)         SOLE VOTING      SHARED VOTING
NAME, AGE AND PRINCIPAL OCCUPATION OR EMPLOYMENT    DIRECTOR      BENEFICIALLY      AND INVESTMENT    AND INVESTMENT
DURING PAST FIVE YEARS                               SINCE          OWNED (1)           POWERS            POWERS
------------------------------------------------    --------      ------------      --------------    --------------
Louis W. Smith (58)                                   1998          5,000(5)             5,000             -0-
President and Chief Executive Officer, Ewing                         (.01%)
Marion Kauffman Foundation,  a not-for-profit
charitable organization (2)(11)
--------------------------------------------------------------------------------------------------------------------
Rayford Wilkins, Jr. (49)                             2000             -0-                -0-              -0-
President and Chief Executive Officer of Pacific
Bell Telephone Company and Nevada Bell Telephone
Company, telecommunications companies (12)


(1) As of June 1, 2001. For purposes of this disclosure, the Securities and Exchange Commission has defined "beneficial ownership" to include securities over which the individual has sole or shared investment or voting power regardless of the economic incidents of ownership. The shares reported in the table include shares held by certain family members of the directors or in trusts or custodianships for such members (directly or through nominees). The reported shares also include 8,000 shares held by a charitable foundation of which Mr. Salizzoni is an officer and 8,000 shares held by a charitable foundation of which Mr. Frigon is director. The respective directors have disclaimed any beneficial ownership of those shares held by or for their family members. Mr. Salizzoni has disclaimed any beneficial ownership of those shares held in the name of the charitable foundation of which he is an officer. Mr. Frigon has disclaimed any beneficial ownership of those shares held in the name of the charitable foundation of which he is director.

(2) With respect to other directorships held by the above persons in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of said Act, Mr. Baum is a director of Interstate Bakeries Corporation; Mr. Bloch is a director of Business Men's Assurance Company of America; Mr. Ernst is a director of Kansas City Power & Light Co. and Firstar Bank, N.A., Overland Park; Mr. Frigon is a director of Buckeye Technologies, Inc., Corporate Wings, Inc., Dimon, Inc., Packaging Corporation of America, Sypress Solutions, Inc. and Tuesday Morning Corporation; Mr. Hale is a director of Ashland Inc.; Mr. Salizzoni is a director of Flight Options, Inc. and Orbital Sciences Corporation; and Mr. Smith is a director of Western Resources, Inc. and Sprint Corporation.

(3) Mr. Bloch has served as an educator, Vice Chairman of University Academy, Kansas City, Missouri, and President of the Youth Service Alliance of Greater Kansas City since October 1995. Mr. Bloch is a former President and Chief Executive Officer of the Company.

(4) Mr. Davis served as a Managing Director of Axess Corporation, Newark, Delaware, from March 1991 until August 1997.

(5) Includes shares which on June 1, 2001 the specified directors had the right to purchase as of June 30, 2001 pursuant to options granted in connection with the Company's stock option plans, as follows: Mr. Baum, 21,000 shares; Mr. Davis, 21,000 shares; Ms. Ecton, 13,000 shares; Mr. Ernst, 125,000 shares; Mr. Frigon, 15,000 shares; Mr. Hale, 21,000 shares; Mr. Salizzoni, 427,000 shares; and Mr. Smith, 3,000 shares.

(6) Mr. Salizzoni has served as Chairman of the Board of the Company since September 2000. He served as the Company's Chief Executive Officer from June 1996 through December 2000. Mr. Salizzoni served as the Company's President from June 1996 until September 1999. He served as Chairman of the Board of CompuServe Corporation from October 1996 until January 1998.

(7) Mr. Ernst has served as Chief Executive Officer of the Company since January 2001 and as President of the Company since September 1999. He served as Chief Operating Officer of the Company from September 1998 through December 2000 and as Executive Vice President of the Company from September 1998 until September 1999. He served as Senior Vice President, Third Party and International Distribution and Senior Vice President, WorkPlace Financial Services of American Express Company, Minneapolis, Minnesota, from July 1997 through June 1998 and November 1995 through July 1997, respectively.

(8) Mr. Frigon has served as Chairman of the Board of CARSTAR, Inc., Overland Park, Kansas, since July 1998. He served as Chief Executive Officer of CARSTAR, Inc., from July 1998 until February 2001. He served as the interim Chairman of the Board of CompuServe Corporation, a computer network and online services company, from June 1996 until October 1996.

(9) Mr. Hale served as Chairman and Chief Executive Officer of LG&E Energy Corporation, Louisville, Kentucky, from August 1990 until April 2001.

(10) Ms. Ecton has served as the Chairman, President and Chief Executive Officer of EEI Inc., Paradise Valley, Arizona, since July 1998. Ms. Ecton served as Chief Operating Officer of PETsMART, Inc., Phoenix, Arizona, from December 1996 until May 1998. She was Chairman of Business Mail Express, Inc., Malvern, Pennsylvania, from June 1995 until December 1996, and President and Chief Executive Officer of such corporation from February 1995 until December 1996.

(11) Mr. Smith has served as President and Chief Executive Officer of the Ewing Marion Kauffman Foundation, Kansas City, Missouri, since July 1997. He served as President and Chief Operating Officer of such Foundation from July 1995 through June 1997.

(12) Mr. Wilkins has served as President and Chief Executive Officer of Pacific Bell Telephone Company and Nevada Bell Telephone Company, San Ramon, California, since September 2000. He served as President of SBC Business Communications Services, San Antonio, Texas, from October 1999 through September 7, 2000. He served as President and CEO of Southwestern Bell Telephone Co., San Antonio, Texas, from July 1999 until October 1999. Mr. Wilkins served as President of Business Communications Services, Pacific Bell Telephone Company, San Ramon, California, from August 1997 until July 1999. He also served as Vice President and General Manager of Southwestern Bell Telephone Co., Kansas City, Missouri, from August 1993 until August 1997.

DIRECTORS' MEETINGS, COMPENSATION AND COMMITTEES

The Board of Directors held eight meetings during the 2001 fiscal year, and 18 meetings of the standing Board committees were held during such fiscal year (including two joint committee meetings). Each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the time in which he or she served as a director in such year and (2) the total number of meetings of the Board committees on which he or she served that were held during the time in which he or she served on such committees in such year.

Directors, excluding those who are employed by the Company or its subsidiaries, receive an annual director's fee of $28,000 ($30,000 effective September 1, 2001), meeting fees of $1,700 for each Board meeting attended, committee chairman fees of $1,500 for each committee meeting that they chair, and meeting fees of $1,100 for each committee meeting attended in a capacity other than as a chairman.

In accordance with the provisions of the H&R Block Deferred Compensation Plan for Directors, as amended, eligible non-employee directors may defer their retainers and/or meeting fees. Deferrals are placed in an account maintained by the Company for each director and such deferrals are fully vested at all times. Gains or losses are posted to each account in accordance with the participant's selection among fixed rate, variable rate and Company Common Stock investment alternatives. Payment of benefits occurs in cash upon termination of the participant's services as a director, upon his or her death or, if he or she first became eligible to participate in the Plan at age 68 or older, upon attainment of age 75. The account balance is generally paid out in approximately equal monthly installments over a 10-year period after the occurrence of the event which results in the benefit distribution.

Pursuant to the H&R Block Stock Plan for Non-Employee Directors, eligible non-employee directors have the opportunity to receive payment of their retainers and/or meeting fees on a deferred basis in shares of Common Stock of the Company. The retainers and/or fees are initially paid in the form of stock units. The stock units in the directors' accounts are fully vested at all times. Payment of the stock units must be deferred at least one year and the director shall select the date of payment, which may be upon termination of service as a director. The maximum number of shares of Common Stock that may be issued under the Stock Plan is currently 300,000 shares.

The 1989 Stock Option Plan for Outside Directors, as amended, provides for the grant of stock options to directors of the Company who are not employees of the Company or any of its subsidiaries. The Plan specifies that nonqualified stock options are to be automatically granted to outside directors of the Company serving as such on June 30 of each year in which the Plan is in effect. Each stock option granted to an outside director of the Company pursuant to the Plan is for 3,000 shares of the Company's Common Stock, without par value, and the purchase price per share is equal to the last reported sale price for the Common Stock on the New York Stock Exchange on the date of grant. The maximum number of shares of Common Stock as to which options may be granted under the Plan is 300,000. The Board has approved, subject to shareholder approval, amendments to the Plan that extend the Plan for three years, increase by 200,000 shares the maximum number of shares as to which options may be granted under the Plan, and increase from 3,000 to 4,000 the specified number of shares subject to each annual stock option grant. If shareholder approval is obtained, the increased grant will be effective June 30, 2002. See "ITEM 4 ON FORM OF PROXY Approval of Amendments to 1989 Stock Option Plan for Outside Directors," below.

Options for 3,000 shares each, with an option price of $32.375 per share, were granted to Ms. Ecton and Messrs. Baum, Davis, Frigon, Hale, Smith and to Morton
I. Sosland on June 30, 2000. Mr. Sosland retired from the Board effective September 13, 2000. Subject to certain exceptions, the outstanding stock options may not be exercised until at least one year after the date of grant, and then may be exercised only in increments in any one year of up to one-third of the aggregate number of shares subject to the option. Vesting is accelerated in the event of death, retirement or removal as a director without cause. All outstanding options expire ten years after the date of grant.

The Company also offers to its non-employee directors free income tax return preparation services by H&R Block Premium and free business travel insurance in connection with Company-related travel.

The standing committees of the Board include the Executive Committee, the Audit Committee, the Compensation Committee, the Finance Committee, the Governance and Nominating Committee (formerly the Nominating Committee) and the Strategy and Development Committee. Mark A. Ernst and Frank L. Salizzoni, are currently nonvoting ex officio members of the Finance Committee and the Strategy and Development Committee.

The Executive Committee, whose members are Messrs. Salizzoni (Chairman), Baum, Bloch, Ernst, Frigon and Smith, held no meetings during fiscal year 2001. The primary function of the Executive Committee is to control and manage, between meetings of the Board, the property and business of the Company in all matters in which exclusive authority has not been given to the entire Board of Directors or in which specific direction has not been given by the Board.

The Audit Committee, whose members are Ms. Ecton (Chairman) and Messrs. Davis, Hale and Smith, held seven meetings during the 2001 fiscal year. The functions of the Committee include, among other things, reviewing the Company's risk management process and adherence to significant internal controls; reviewing and approving the services and fees of the Company's independent accountants, including any non-audit services provided by them; making recommendations to the Board of Directors with respect to the employment, retention or replacement of such accountants, as well as monitoring the independence of such accountants; reviewing the scope of the annual audit; reviewing and discussing with management and the independent accountants the audited financial statements and accounting principles; reviewing and approving the Company's internal audit plan and the appointment and replacement of the Director of Internal Audit; and assisting the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's financial reporting process and related matters.

The Compensation Committee, whose members are Mr. Smith (Chairman), Ms. Ecton and Messrs. Davis and Hale, held four meetings during fiscal year 2001. The functions of the Committee primarily include reviewing the compensation of the executive officers of the Company and its subsidiaries, recommending to the Board of Directors the salaries and any bonus or cash incentive plans for such executive officers, and administering the Company's long-term incentive compensation plans. See the Compensation Committee Report on Executive Compensation under "COMPENSATION OF EXECUTIVE OFFICERS," below.

The Finance Committee, whose members are Messrs. Baum (Chairman), Bloch, Frigon and Wilkins, held four meetings during the 2001 fiscal year, two of which were joint meetings with the Strategy and Development Committee. The primary duty of the Finance Committee is to provide advice to management and the Board of Directors concerning the financial structure of the Company, the funding of the operations of the Company and its subsidiaries, and the investment of Company funds.

The Governance and Nominating Committee, whose members are Mr. Hale (Chairman), Ms. Ecton and Messrs. Davis and Wilkins, held one meeting during the 2001 fiscal year. The Governance and Nominating Committee, formerly the Nominating Committee, is responsible for corporate governance matters, the initiation of nominations for election as a director of the Company, the evaluation of the performance of the Board of Directors, and the determination of compensation of outside directors of the Company.

The Strategy and Development Committee, whose members are Messrs. Frigon (Chairman), Baum, Bloch and Wilkins, held two meetings during the 2001 fiscal year, both of which were joint meetings with the Finance Committee. The functions of the Strategy and Development Committee include, among other things, determining appropriate areas of business development and expansion for the Company, developing acquisition and divestiture strategies and recommending to the Board of Directors the acquisition and/or divestiture of those businesses which in the Committee's judgment would best serve the interests of the Company.


ITEM 2 ON FORM OF PROXY

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

DESCRIPTION OF THE PROPOSED AMENDMENT

The Board of Directors has determined that it is advisable to amend the Amended and Restated Articles of Incorporation of the Company (the "Articles"). On June 20, 2001, the Company's Board of Directors approved an amendment to the Articles (the "Amendment") to increase the number of shares of Common Stock, without par value, authorized for issuance from 400,000,000 to 500,000,000. On the same day, the Board declared a 100% distribution of the Company's Common Stock (two-for-one stock split) effective August 1, 2001, to shareholders of record at the close of business on July 10, 2001. The current number of shares of Common Stock authorized for issuance is sufficient to effect the stock split. However, the Board believes that an increase in the number of authorized shares is in the best interests of the Company and its shareholders so that, following the split, the Company maintains a reserve of authorized but unissued shares comparable to that maintained prior to the split. Such reserve of shares may be used for the purposes described below.

The Board has directed that the Amendment be submitted to the shareholders for their consideration.

REASONS FOR THE PROPOSED AMENDMENT

The number of authorized shares of Common Stock of the Company has remained at 400,000,000 since 1996. Of the 400,000,000 currently authorized shares of Common Stock, as of July 10, 2001, 92,255,281 were outstanding, 16,717,418 were held as treasury shares and 23,816,709 shares were reserved for issuance under various stock option plans and other stock-related incentive plans. The number of authorized shares of Common Stock remaining available for issuance following the two-for-one stock split on August 1, 2001 will be reduced by more than 100,000,000 shares because of the 100% distribution effected that day.

Although the Company has no specific plans to use the additional authorized shares of Common Stock, the Company's Board of Directors believes that it is prudent to increase the number of authorized shares of Common Stock to the proposed level in order to provide flexibility with respect to other matters such as shareholder rights plans, financings, corporate mergers, acquisitions of property, establishing strategic relationships with corporate partners, employee benefit plans and other general corporate purposes. The Amendment will also provide a reserve of shares available for issuance in connection with possible stock splits or stock dividends should the Board of Directors determined that it would be desirable to facilitate a broader base of shareholders. Currently there are no plans, agreements or arrangements in place requiring the utilization of these additional shares for future stock dividends or splits, financing and acquisition transactions, employee benefit plans or other general corporate purposes. However, having such additional authorized Common Stock available for issuance in the future would allow the Board of Directors to issue shares of Common Stock without the delay and expense associated with seeking shareholder approval at a special shareholders' meeting. Elimination of such delays and expense occasioned by the necessity of obtaining shareholder approval will better enable the Company, among other things, to take advantage of changing market and financial conditions.

The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding. Any future issuance of Common Stock will be subject to the rights of holders of any outstanding shares of any Preferred Stock which the Company may issue in the future.

POSSIBLE EFFECTS OF THE AMENDMENT

If the proposed Amendment is approved, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the shareholders of the Company, except as may be required by applicable laws or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current shareholders do not have a prior right to purchase any new issue of stock of the Company in order to maintain their proportionate ownership thereof. The effects of the authorization of additional shares of Common Stock may also include dilution of the voting power of currently outstanding shares and reduction of the portion of dividends and liquidation proceeds available to the holders of currently outstanding stock.

In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. For example, the proposed increase in authorized shares would provide a sufficient number of shares of Common Stock for the Company to exchange Common Stock for rights under the Rights Plan (described below), or provide a substantial base of shares of Common Stock to enable holders of rights to purchase such Common Stock under such plan upon the exercise of rights. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price.

The Board of Directors is not currently aware of any attempt to takeover or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management. Moreover, management does not currently intend to propose additional anti-takeover measures in the foreseeable future.

CORPORATE ACTION REGARDING TAKEOVER ATTEMPTS

The Rights Plan is intended to deter coercive or unfair takeover tactics and to prevent a potential acquiror from gaining control of the Company without offering a fair price to all of the Company's stockholders. The plan provides a strong incentive for anyone interested in acquiring the Company to negotiate directly with the Board of Directors. Under the Rights Plan adopted in July 1998, a dividend of one right (a "Right") per share was declared and paid on each share of the Company's Common Stock outstanding on July 25, 1998. Rights automatically attach to shares issued after such date.

Under the Rights Plan, a Right becomes exercisable when a person or group of persons acquires beneficial ownership of 15% or more of the outstanding shares of the Company's Common Stock without the prior written approval of the Company's Board of Directors (an "Unapproved Stock Acquisition"), and at the close of business on the tenth business day following the commencement of, or the public announcement of an intent to commence, a tender offer that would result in an Unapproved Stock Acquisition. The Company may, prior to any Unapproved Stock Acquisition, amend the plan to lower such 15% threshold to not less than the greater of (1) any percentage greater than the largest percentage of beneficial ownership by any person or group of persons then known by the Company, or (2) 10% (in which case the acquisition of such lower percentage of beneficial ownership then constitutes an Unapproved Stock Acquisition and the Rights become exercisable). When exercisable, the registered holder of each Right may purchase from the Company one one-hundredth of a share of a class of the Company's Participating Preferred Stock, without par value (one two-hundredths of a share following the August 1, 2001 stock split), at a price of $215.00 ($107.50 post-split), subject to adjustment. The registered holder of each Right then also has the right (the "Subscription Right") to purchase for the exercise price of the Right, in lieu of shares of Participating Preferred Stock, a number of shares of the Company's Common Stock having a market value equal to twice the exercise price of the Right. Following an Unapproved Stock

Acquisition, if the Company is involved in a merger, or 50% or more of the Company's assets or earning power are sold, the registered holder of each Right has the right (the "Merger Right") to purchase for the exercise price of the Right a number of shares of the common stock of the surviving or purchasing company having a market value equal to twice the exercise price of the Right.

After an Unapproved Stock Acquisition, but before any person or group of persons acquires 50% or more of the outstanding shares of the Company's Common Stock, the Board of Directors may exchange all or part of the then outstanding and exercisable Rights for Common Stock at an exchange ratio of one share of Common Stock per Right (the "Exchange"). Upon any such Exchange, the right of any holder to exercise a Right terminates. Upon the occurrence of any event giving rise to the exercisability of the Subscription Right or the Merger Right or the ability of the Board of Directors to effect the Exchange, the Rights held by the acquiring person or group under the new plan will become void as they relate to the Subscription Right, the Merger Right or the Exchange.

The Company may redeem the Rights under the Rights Plan at a price of $.00125 per Right ($.000625 per Right post-split) at any time prior to the earlier of
(i) an Unapproved Stock Acquisition or (ii) the expiration of the rights. The Rights under the plan will expire on March 25, 2008, unless extended by the Board of Directors. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or receive dividends. Issuance of the Rights alone has no dilutive effect and does not affect reported net earnings per share.

The Company's Articles of Incorporation also contain provisions designed to apply in the event of takeover attempts. The general purpose of such provisions is to ameliorate the time constraints and pressure tactics often associated with takeover attempts and to encourage potential takeover bidders to seek approval of the Board prior to attempting a takeover. Certain business transactions between the Company and a person or entity owning more than 15% of the Company's outstanding voting stock require approval of the holders of 80% of the Company's outstanding voting stock. Such business transactions include (a) a merger or consolidation involving the Company or any of its subsidiary corporations; (b) the sale or exchange of more than 20% of the assets of the Company or 20% of the assets of any of its subsidiary corporations; (c) the issuance, transfer or other disposition of any securities of the Company or any of its subsidiary corporations; (d) any recapitalization or reclassification of securities of the Company; and (e) any liquidation, spin-off or other dissolution of the Company. Approval by 80% of the shareholders is not necessary when certain procedural and price safeguards designed to protect all of the Company's shareholders are observed or when the business transaction receives the approval of two-thirds of the directors. The Articles authorize the issuance of up to 6,000,000 shares of Preferred Stock on such terms as may be determined by the Board. The Articles provide for a classified board of directors in order to extend the time necessary to elect a majority of the Board. The entire Board may not be removed except by the affirmative vote of 80% of each class of stock of the Company entitled to elect directors. Shareholders' meetings may be called only by the holders of at least 80% of the stock of the Company, a majority of the Board of Directors, the Chairman of the Board or the President. The foregoing Article provisions may not be amended or repealed except upon the approval of 80% of the stock of the Company, unless at least 80% of the members of the Board recommend such a change.

The affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND ARTICLE THREE OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 400,000,000 TO 500,000,000 SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.


ITEM 3 ON FORM OF PROXY

APPROVAL OF AMENDMENTS TO THE 1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES

INTRODUCTION

The Company has since 1969 offered a stock option program to the seasonal employees of its income tax services business. The Board of Directors adopted the 1999 Stock Option Plan for Seasonal Employees (the "Seasonal Plan") on March 24, 1999 and the shareholders of the Company subsequently approved the Seasonal Plan at the 1999 annual meeting. Under the Seasonal Plan, options are automatically awarded to eligible seasonal employees on June 30 of each year.

The Seasonal Plan expires on December 31, 2002, but there is an insufficient number of shares of Common Stock authorized under the Plan to permit the grant of options after June 30, 2001. The Seasonal Plan specifies that the aggregate number of shares of Common Stock for which options may be granted shall not exceed 6,000,000 shares. With grants of options for almost 3,000,000 shares in 1999 and 2,260,000 shares in 2000, as of April 30, 2001, only 2,524,473 shares for grants were reserved and available on June 30, 2001 and June 30, 2002. The Board believes that there is an insufficient number of shares of Common Stock authorized under the Seasonal Plan to permit the grant of options through the current termination date of December 31, 2002. Accordingly, the Board has approved amendments to the Seasonal Plan, subject to approval of the shareholders of the Company to, (i) extend the Seasonal Plan for an additional two years, until December 31, 2004, and (ii) to increase the number of authorized shares thereunder by 8,000,000 shares (from 6,000,000 to 14,000,000 pre-split and from 12,000,000 to 20,000,000 post-split). The effect of the stock split on the shares subject to outstanding options under the Seasonal Plan is discussed below under the heading "Anti-Dilution Protection."

The Seasonal Plan is intended to reward performance, encourage retention and instill loyalty in the seasonal tax associates who are vital to this segment of the Company's business. The Board believes that a substantial majority of seasonal associates perceive a seasonal stock option plan as a valuable benefit, that such a plan has in fact proven to be a valuable tool in retaining seasonal associates, and that it is important to continue this incentive. The Board believes that it is in the best interests of the Company to adopt the proposed amendments to

(a) extend the Seasonal Plan for two years, such that it will terminate, unless further extended, on December 31, 2004, and (b) increase the maximum number of shares issuable under the Seasonal Plan by 8,000,000 shares.

The Seasonal Plan, as amended, is described more fully below and is set forth as Appendix A to the proxy statement.

MATERIAL FEATURES OF THE SEASONAL PLAN

The material features of the Seasonal Plan, as amended, are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Seasonal Plan, as amended, the full text of which is set forth as Appendix A to this proxy statement.

PARTICIPATION IN AND AWARDS UNDER THE SEASONAL PLAN. Options to purchase the Company's Common Stock are granted under the Seasonal Plan to "Eligible Seasonal Employees" of the direct and indirect, majority-owned subsidiaries of H&R Block Services, Inc., an indirect, wholly-owned subsidiary of the Company. Such subsidiaries are collectively referred to herein as "Tax Services." Eligible Seasonal Employees are employees of Tax Services hired to perform jobs designated as seasonal jobs for limited periods of time during each year. Such employees must have adhered to the working hours agreed upon during the year. At the peak of the 2000 tax season, the Company employed approximately 106,668 Eligible Seasonal Employees. Officers and directors of H&R Block Services, Inc., Tax Services and the Company may not receive grants pursuant to the Seasonal Plan.

On June 30 of each year that the Seasonal Plan is in effect, each Eligible Seasonal Employee who was employed by Tax Services either on the immediately preceding April 15 (or the next business day if it falls on a Saturday, Sunday or holiday) or for at least 100 working days during the 12-month period preceding such June 30 will receive an option to purchase shares of Common Stock of the Company as follows:

     (1) Each option granted on June 30, 1999 was for one share of Common Stock for each $100 of compensation earned during the preceding 12 months, provided that such compensation was $500 or more;

     (2) Each option granted on June 30 of each year that the Seasonal Plan is in effect after 1999 to a participant who was granted an option on June 30, 1999, is for one share of Common Stock for each $100 of compensation earned during the preceding 12 months, provided that such compensation is $4,000 or more; and

     (3) Each option granted on June 30 of each year that the Seasonal Plan is in effect after 1999 to a participant who was not granted an option on June 30, 1999, is for one share of Common Stock for each $200 of compensation earned during the preceding 12 months, provided that such compensation is $4,000 or more.

If the Eligible Seasonal Employee does not earn the specified minimum compensation ($500 or $4,000, as the case may be), no option will be awarded. In all cases, the maximum annual grant is an option to purchase 100 shares of Common Stock.

The purchase price per share of Common Stock under each stock option is equal to the last reported sales price for the Common Stock on the New York Stock Exchange on the date of the grant. If the date of grant falls on a non-business day, then the stock option price will be equal to the last reported sales price on the next preceding business day on which the stock is quoted. Each option is exercisable only between the dates of September 1 through November 30 of either of the two calendar years immediately following the calendar year in which the option is granted, and then only if the optionee is an Eligible Seasonal Employee or a full-time employee of the Company or any of its subsidiaries, and if the compensation earned during the year of exercise is at least 50% of that earned during the year of the grant. An option may be exercised for less than the total number of shares covered thereby and, upon any exercise as to less than all shares covered by an option, the option terminates as to the balance of such shares.

ADMINISTRATION OF THE SEASONAL PLAN. The Seasonal Plan is administered by the Compensation Committee of the Company's Board of Directors. The Compensation Committee has the full power and authority to administer the Seasonal Plan, to interpret the provisions of the Seasonal Plan and to adopt rules and regulations for carrying out the Seasonal Plan and written policies for implementation of the Seasonal Plan. A majority of the Compensation Committee members constitutes a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, are valid acts of the Compensation Committee.

OPTIONS GRANTED OR TO BE GRANTED UNDER THE SEASONAL PLAN. The following table reports the options granted on June 30, 1999, June 30, 2000 and June 30, 2001 under the Seasonal Plan:

                               Shares Subject        Number of
           Date of Grant         to Options          Optionees     Option Price
           -------------       --------------        ---------     ------------
           June 30, 1999        2,959,326             78,586         $50.00
           June 30, 2000        2,256,952             31,466         $32.375
           June 30, 2001        2,402,367             38,908         $64.55

Stock options will automatically be awarded under the Seasonal Plan on June 30, 2002 to Eligible Seasonal Employees in accordance with the criteria set forth above under "Participation in and Awards under the Seasonal Plan." It is not possible to state the number of options to be granted to any person or group or the number of shares to be subject to any such options. No options under the Seasonal Plan have been granted or will be granted to any executive officer, director or nominee for director of the Company. On July 10, 2001, the last reported sales price of the Company's Common Stock on the New York Stock Exchange was $65.93 per share.

SHARES OF COMMON STOCK ISSUABLE UNDER THE SEASONAL PLAN. The aggregate number of shares of Common Stock that may be issued under the Seasonal Plan may not exceed 6,000,000 shares, provided that such aggregate number may be adjusted for any stock split, stock dividend, recapitalization or similar transaction. Shares subject to options that expire or otherwise terminate unexercised may again be optioned by the Company during the life of the Seasonal Plan. If the amendments to the Seasonal Plan are adopted, the number of shares that may be issued thereunder will increase to 14,000,000 shares prior to the August 1, 2001 stock split and 20,000,000 shares after such stock split.

NON-ALIENATION. Stock options granted pursuant to the Seasonal Plan are not assignable or transferable by the recipient, and terminate upon the recipient's death.

ANTI-DILUTION PROTECTION. In the event a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's capital stock shall occur, an appropriate adjustment shall be made in (a) the number of shares of stock available for options under the Seasonal Plan and subject to outstanding options, (b) the purchase price per share for each outstanding option, and (c) the method of participation as outlined under "Participation in and Awards under the Seasonal Plan," provided that no adjustment shall be made to the methods of participation in the event of a stock dividend or stock split. Any adjustment to the Seasonal Plan shall be made by the Board of Directors and, when so made, shall be effective and binding for all purposes of the Seasonal Plan and of all options then outstanding.

In the implementation of the provisions of the Seasonal Plan set forth in the immediately preceding paragraph, the Board of Directors of the Company has approved the following adjustments in connection with the two-for-one split effective August 1, 2001: (a) the number of shares subject to outstanding options will double and the option price will be halved, and (b) the current number of authorized shares will increase from 6,000,000 to 12,000,000. The 8,000,000 increase in authorized shares that is the subject of the proposed amendments to the Seasonal Plan will not be affected as a result of the stock split. The method of participation, as described above under "Participation in and Awards under the Seasonal Plan," is not affected by the August 1, 2001 stock split.

TERMINATION OR AMENDMENT OF THE SEASONAL PLAN. The Board of Directors of the Company has the right to amend, modify, supplement, suspend or terminate the Seasonal Plan, provided that no amendment, supplement, modification, suspension or termination in any manner affects any stock options theretofore granted thereunder without the consent of the recipient thereof. The Seasonal Plan may not be amended to (i) increase the aggregate number of shares of Common Stock that may be issued (unless such increase is a result of a change in the capital structure of the Company), (ii) materially modify the requirements as to eligibility for participation in the Seasonal Plan, or (iii) materially increase the benefits accruing to participants under the Seasonal Plan. Unless the amendments are approved, the Seasonal Plan will terminate on December 31, 2002, if not terminated earlier by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES. Federal income tax consequences of the Seasonal Plan and the options granted thereunder are as described below. The following information is not a definitive explanation of the tax consequences of the options. Recipients should consult their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the options, and the ownership and disposition of the underlying securities.

The recipient of a stock option under the Seasonal Plan is not deemed to have received any income at the time the option is granted; however, the recipient will recognize taxable ordinary income in the year any part of the option is exercised in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price of the shares. The Company generally will be entitled to a deduction for purposes of determining its corporate income tax obligations in an amount equal to the total amount of ordinary income recognized by the optionee. Upon disposition of the shares by the seasonal employee, the optionee will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the optionee as ordinary income.

EFFECTIVE DATE. The amendments shall become effective immediately upon the date of their approval by the shareholders. If the amendments are not approved, there may not be enough authorized shares to grant options to seasonal employees through the date of termination of the Seasonal Plan on December 31, 2002.

VOTE REQUIRED. The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote on this proposal at the annual meeting of shareholders will constitute approval of the Seasonal Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THIS PROPOSAL.
THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENTS TO THE 1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.


ITEM 4 ON FORM OF PROXY

APPROVAL OF AMENDMENTS TO THE 1989 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

INTRODUCTION

The 1989 Stock Option Plan for Outside Directors was adopted by the Board of Directors of the Company on December 6, 1989 and was amended by the Board and the shareholders in 1991 and 1998 (the Plan, as amended, shall be referred to as the "Stock Option Plan"). Unless extended, the Stock Option Plan will terminate on December 5, 2001, except as to the stock options then outstanding. The Board believes that the Stock Option Plan has been effective in attracting and retaining experienced and qualified Outside Directors (generally, those directors who are not employed by the Company or any of its subsidiaries) and in securing for the Company and its shareholders the benefits of stock ownership in the Company by those directors. The Board also believes that the continued services of qualified Outside Directors are essential to the sustained growth and progress of the Company and its subsidiaries, and that the options granted pursuant to the Stock Option Plan provide additional incentive for the Outside Directors to promote the Company's success.

Under the Stock Option Plan, annual grants of stock options to directors of the Company are prescribed by the terms of the Plan. Since the approval of the 1998 amendments to the Stock Option Plan, the number of shares subject to each prescribed annual stock option grant has not increased. The Board believes it is important to increase such number of shares to stay competitive with similar plans offered by other companies. Moreover, after the automatic stock option grants to Outside Directors on June 30, 2001, only 17,000 authorized shares will be available for stock option grants under the Stock Option Plan. With eight Outside Directors each receiving a grant of 3,000 shares each year (4,000 if the amendment is adopted by the shareholders), there is an insufficient number of shares of Common Stock authorized under the Stock Option Plan to permit the grant of options after June 30, 2001. Currently, the aggregate number of shares of Common Stock for which options may be granted shall not exceed 300,000 shares. After the August 1, 2001 two-for-one split, this number will be doubled to 600,000 (covering all shares issued and to be issued under the Stock Option
Plan). In order to ensure that there are sufficient shares reserved for options during the three-year extension period, and to cover the modification to the annual grants, the Board recommends a 200,000 share increase (from 300,000 to 500,00 pre-split and 600,000 to 800,000 post-split) in the total number of shares issuable under the Stock Option Plan.

The Board believes that it is in the Company's best interest to adopt the proposed amendments to (a) extend the Stock Option Plan for three years, such that it will terminate, unless further extended, on December 5, 2004, (b) increase from 3,000 to 4,000 the number of shares of Common Stock of the Company subject to a stock option automatically granted to each Outside Director on an annual basis, and (c) increase the maximum number of shares issuable under the Stock Option Plan to 500,000 (800,000 after the two-for-one stock split effective August 1, 2001).

MATERIAL FEATURES OF THE STOCK OPTION PLAN

The material features of the Stock Option Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Stock Option Plan, the full text of which (as proposed to be amended) is set forth as Appendix B to this proxy statement.

PARTICIPATION IN THE STOCK OPTION PLAN. All Outside Directors of the Company and its subsidiaries are eligible to participate in the Stock Option Plan. As such, Ms. Ecton and Messrs. Baum, Bloch, Davis, Frigon, Hale, Smith, and Wilkins, as Outside Directors, each have a direct interest in the proposed amendments to the Stock Option Plan. Employees (including directors who are employees) of the Company or any subsidiary of the Company are not eligible to receive options under the Stock Option Plan. The Stock Option Plan provides that options are to be automatically granted to Outside Directors of the Company serving as such on the dates of grant specified in the Stock Option Plan. An Option Committee appointed by the Board of Directors of the Company to administer the Plan, consisting only of directors who are not Outside Directors, has the authority under the Plan to grant stock options to such Outside Directors of subsidiaries of the Company (who are not also Outside Directors of the Company) as the Committee shall determine. There are currently eight Outside Directors of the Company.

ADMINISTRATION OF THE STOCK OPTION PLAN. The Stock Option Plan is administered by the Option Committee of the Company's Board of Directors, as described above. Mark A. Ernst and Frank L. Salizzoni serve as the members of the Option Committee. The Option Committee has the full power and authority to administer the Stock Option Plan, to interpret the provisions of the Stock Option Plan and to adopt rules and regulations for carrying out the Stock Option Plan and written policies for implementation of said Plan. A majority of the Option Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be valid acts of the Option Committee. All Outside Directors shall be ineligible to vote upon any matter concerning the stock options.

TYPES OF AWARDS UNDER THE STOCK OPTION PLAN. Stock options are the only awards available under the Stock Option Plan. Stock options granted or to be granted are nonqualified stock options and are not intended to be "incentive stock options," as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended. Currently, a stock option to purchase an aggregate of 3,000 shares of Common Stock is granted on each June 30 in which the Stock Option Plan is in effect to each Outside Director of the Company serving as such on such date of grant. Under the proposed amendment, that number would be increased to an aggregate of 4,000 shares of Common Stock. The Option Committee may, in the exercise of its sole and absolute discretion during the continuance of the Stock Option Plan, determine which Outside Directors of any subsidiary of the Company shall be granted stock options, as well as the date of grant and the size of stock options to be granted to any such Outside Directors of the Company's subsidiaries.

The purchase price per share of Common Stock under each stock option shall be equal to the last reported sales price for the Common Stock on the New York Stock Exchange on the date of the grant of such stock option. If the date of grant falls on a non-business day, then the stock option price will be equal to the last reported sales price for the Common Stock on the next preceding business day on which the stock is quoted. The closing price per share for the Company's Common Stock on the New York Stock Exchange on July 10, 2001, was $65.93. All stock options shall expire as to all of their unexercised shares ten years after the date of grant.

The Option Committee may determine that all or a portion of any stock option granted under the Stock Option Plan shall be vested at such times and upon such terms as may be selected by it. Subject to certain exceptions, the outstanding options may not be exercised until at least one year after the date of grant, and then may be exercised only in increments in any one year of up to one-third of the aggregate number of shares subject to the option. Each stock option is exercisable by payment of the exercise price in cash, by delivery of Common Stock having a market value equal to the aggregate option price or by a combination of payment of cash and delivery of Common Stock.

The Option Committee may require that a recipient of a stock option under the Plan be an Outside Director at the time a stock option is exercised or may establish other provisions concerning the termination or disposition of a stock option on the death or retirement of its recipient.

OPTIONS GRANTED TO OUTSIDE DIRECTORS UNDER THE STOCK OPTION PLAN. In accordance with the provisions of the Stock Option Plan, on June 30, 2000, an automatic grant of a stock option for 3,000 shares of Common Stock with an exercise price per share equal to $32.375 was awarded to each of Ms. Ecton and Messrs. Baum, Davis, Frigon, Hale, Smith and Sosland. On June 30, 2001, an automatic grant of a stock option for 3,000 shares of Common Stock with an exercise price per share equal to $64.55 was awarded to each of Ms. Ecton and Messrs. Baum, Bloch, Davis, Frigon, Hale, Smith, and Wilkins.

If the shareholders approve the amendment to increase from 3,000 to 4,000 the aggregate number of shares of Common Stock subject to a stock option granted on June 30 of each year to an Outside Director of the Company, on June 30, 2002, an automatic grant of a stock option for 4,000 shares of Common Stock with an exercise price equal to the last reported sales price for the Common Stock on the New York Stock Exchange on June 28, 2002 (the last trading date immediately prior to June 30) will be awarded to each Outside Director of the Company serving as such on that date. Similar grants will automatically occur on each June 30 thereafter until the Stock Option Plan terminates.

None of the executive officers listed on the Summary Compensation Table and no employees of the Company or its subsidiaries are eligible for stock option grants under the Stock Option Plan.

SHARES OF COMMON STOCK ISSUABLE UNDER THE STOCK OPTION PLAN. The aggregate number of shares of Common Stock that may be issued under the Stock Option Plan may not exceed 300,000 shares, provided that such aggregate number may be adjusted for any stock split, stock dividend, recapitalization, or similar transaction. If the amendment is adopted, the number of shares that may be issued under the Stock Option Plan will increase to 500,000 (800,000 after the two-for-one stock split effective August 1, 2001).

NON-ALIENATION. Stock options granted pursuant to the Stock Option Plan are not assignable or transferable by the recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

ANTI-DILUTION PROTECTION. Shares subject to outstanding options are subject to anti-dilution protection. In the event of any change in the capital structure of the Company, including, but not limited, to a change resulting from a stock dividend or stock split, the Board of Directors of the Company shall make equitable adjustments with respect to stock options or any provisions of the Stock Option Plan as it deems necessary or appropriate. If the Company becomes a party to a corporate merger, consolidation, reorganization or liquidation, the Board shall make such binding arrangements it deems advisable with respect to the outstanding options, including, but not limited to, the substitution of new stock for any stock options then outstanding, the assumption of such stock options and the termination of or payment for such stock options. No action was taken by the Board with respect to the prescribed annual grant of stock options for Outside Directors of the Company in light of the August 1, 2001 stock split.

TERMINATION OR AMENDMENT OF THE STOCK OPTION PLAN. The Board of Directors of the Company has the right to amend, modify, supplement, suspend or terminate the Stock Option Plan, provided that no amendment, supplement, modification, suspension or termination in any manner affects any stock options theretofore granted under the Plan without the consent of the recipient thereof. The Stock Option Plan may not be amended to increase the aggregate number of shares of Common Stock that may be issued under the Stock Option Plan (unless such increase is a result of a change in the capital structure of the Company), change the termination date of the Plan, or delete or amend the provisions in the Plan relating to the establishment of the stock option price without the prior approval of the holders of a majority of the outstanding shares of Common Stock represented at a meeting of shareholders. The Plan provisions relating to the prescribed stock options for Outside Directors of the Company and the stock option price may not be amended more than once every six months. Unless the Stock Option Plan is amended as proposed, stock options may be granted in accordance with the terms of the Plan until December 5, 2001, on which date the Plan will terminate except as to stock options then outstanding, which stock options shall remain in effect until they have expired according to their terms.

FEDERAL INCOME TAX CONSEQUENCES. The Company has been advised by its counsel that the federal income tax consequences of the Plan and the options granted thereunder are as described below. The following information is not a definitive explanation of the tax consequences of the options. Recipients should consult their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the options, and the ownership and disposition of the underlying securities.

The recipient of stock options under the Stock Option Plan will not recognize any income for federal income tax purposes on the grant of the nonqualified option. Generally, on the exercise of the option, the optionee will recognize taxable ordinary income equal to the difference between the option price of the shares and the fair market value of the shares on the exercise date. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the optionee. Upon disposition of the shares purchased pursuant to the stock option, the optionee will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis will include the amount previously recognized by the optionee as ordinary income.

EFFECTIVE DATE. The amendments to the Stock Option Plan shall be effective immediately on the date of their approval by the shareholders of the Company. If the amendments are not approved by such shareholders, the Stock Option Plan will remain in effect as it currently exists until its expiration date, without the amended provisions proposed herein.

VOTE REQUIRED. The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote on this proposal at the annual meeting of shareholders will constitute approval of the amendments to the Stock Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THIS PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AMENDMENTS TO THE 1989 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

ITEM 5 ON FORM OF PROXY

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Subject to ratification by the shareholders at the annual meeting, the Board of Directors has appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent accountants for the fiscal year ending April 30, 2002. PricewaterhouseCoopers has served as the Company's independent accountants since 1999. Representatives of PricewaterhouseCoopers are expected to be present at the 2001 annual meeting, will be afforded an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions by the shareholders.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

AUDIT FEES

The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended April 30, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $523,475.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The aggregate fees billed by PricewaterhouseCoopers for services rendered for information systems design and implementation fees were $919,100.

ALL OTHER FEES

The aggregate fees billed by PricewaterhouseCoopers for services rendered other than the services described in the previous two paragraphs were $1,674,627. These fees included services related to corporate tax consulting, acquisitions, regulatory and accounting advice, and separate audits of subsidiaries and benefit plans.

The Audit Committee has considered whether the provision of these services is compatible with maintaining PricewaterhouseCoopers' independence.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Company's independent accountants, the Company's audited financial statements for the fiscal year ended April 30, 2001. The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from PricewaterhouseCoopers the written disclosures and the letter required by Independence

Standards Board No. 1 relating to independence discussions with audit committees; has discussed with PricewaterhouseCoopers their independence from the Company and its management; and has considered whether
PricewaterhouseCoopers' provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

The Audit Committee discussed with the Company's internal auditors and PricewaterhouseCoopers the overall scope and plans for their respective audits. The Audit Committee met with the Company's internal auditors and PricewaterhouseCoopers, with and without management present, to discuss the results of their respective examinations, evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the Company's audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2001, for filing with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE
                                            Donna R. Ecton, Chairman
                                            Robert E. Davis
                                            Roger W. Hale
                                            Louis W. Smith


INFORMATION REGARDING SECURITY HOLDERS

PRINCIPAL SECURITY HOLDERS

The following table sets forth the name, address and share ownership of each person or organization known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company. The information provided is based upon Schedule 13G filings and does not reflect the two-for-one stock split effective August 1, 2001.

                                                              PERCENT OF
                                            SHARES              COMMON
     NAME AND ADDRESS                    BENEFICIALLY            STOCK
     OF BENEFICIAL OWNER                     OWNED            OUTSTANDING
     ----------------------------         -----------         -----------
     Warren E. Buffett,                    7,697,500           8.43%(1)
     Berkshire Hathaway Inc.,
     OBH Inc., and National
     Indemnity Company
     1440 Kiewit Plaza
     Omaha, Nebraska 68131

     Harris Associates L.P.                5,226,775           5.73%(2)
     Two North LaSalle Street
     Suite 500
     Chicago, Illinois 60602-3790

(1) Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2000 and is furnished in reliance on the
     Schedule 13G of Berkshire Hathaway Inc. filed with the Securities and Exchange Commission ("SEC") on February 14, 2001. The Schedule 13G indicates that Mr. Buffett, Berkshire Hathaway, OBH Inc. and National Indemnity Company share the voting and dispositive power over the shares.

(2) Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2000 and is furnished in reliance on the
     Schedule 13G of Harris Associates L.P., an investment advisor, filed with the SEC on January 26, 2001. The Schedule 13G indicates that the number of shares beneficially owned includes 5,226,775 shares with shared voting power, 1,786,475 shares with sole dispositive power, 3,440,300 shares with shared dispositive power and no shares with sole voting power. The general partner of Harris Associates L.P. is Harris Associates Inc.


SECURITY OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership of Common Stock of the Company of those executive officers of the Company listed in the Summary Compensation Table, under "COMPENSATION OF EXECUTIVE OFFICERS," who are not directors of the Company, as well as the beneficial ownership of Common Stock of all directors and executive officers of the Company. The information provided does not reflect the effect of the two-for-one stock split effective August 1, 2001. Information regarding individual directors is contained in the table above, under "ELECTION OF DIRECTORS." No directors or executive officers of the Company own any shares of Preferred Stock of the Company.

NAME OF BENEFICIAL OWNER                             SHARES BENEFICIALLY OWNED           PERCENT OF CLASS
------------------------                             -------------------------           ----------------
Robert E. Dubrish                                            105,000(1)                         .11%
---------------------------------------------------------------------------------------------------------
Frank J. Cotroneo                                             22,666(1)                         .02%
---------------------------------------------------------------------------------------------------------
Thomas P. Fitzgerald                                           6,500(1)                         .01%
---------------------------------------------------------------------------------------------------------
Thomas L. Zimmerman                                          140,866(1)                         .15%
---------------------------------------------------------------------------------------------------------
All directors and officers as a group                      1,525,051(2)(3)                     1.65%
(26) persons (2) (3)

(1) Includes shares which on June 1, 2001 the specified officers had the right to purchase as of June 30, 2001 pursuant to options granted in connection with the Company's 1984 Long-Term Executive Compensation Plan or its 1993 Long-Term Executive Compensation Plan, as follows: Mr. Dubrish, 60,000 shares; Mr. Cotroneo, 19,666 shares; Mr. Fitzgerald, 5,000 shares; and Mr. Zimmerman, 137,166 shares.

(2) Includes shares held by certain family members of such directors and officers or in trusts or custodianships for such members (directly or through nominees) in addition to 1,088,479 shares which such directors and officers have the right to purchase as of

     June 30, 2001 pursuant to options granted in connection with the Company's stock option plans.

(3) Includes 1,405,447 shares held with sole voting and investment powers and 119,604 shares held with shared voting and investment powers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of ownership and changes in ownership of the Company's Common Stock. To the best of the Company's knowledge, all required reports were filed on time and all transactions by the Company's directors and executive officers were reported on time.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table sets forth for the fiscal year ended April 30, 2001 and for the two previous fiscal years the annual, long-term and other compensation paid to the each Chief Executive Officer of the Company serving as such during such year and to each of the four highest paid executive officers of the Company (other than the Chief Executive Officer) who was serving as an executive officer of the Company at the end of such year.

SUMMARY COMPENSATION TABLE

                                      Annual Compensation                      Long-Term Compensation Awards
                            ----------------------------------------   -----------------------------------------------
                                                                        Restricted   Securities    LTIP     All Other
                                                        Other Annual       Stock      Underlying    Pay-     Compen-
Name and Principal          Fiscal    Salary   Bonus    Compensation      Award(s)      Options     outs     sation
Position                     Year      ($)      ($)          ($)           ($)         (#)(1)       ($)       ($)
------------------          ------   -------  -------   ------------   ------------- ------------ -------- -----------
Frank L. Salizzoni,          2001    506,667  526,746      3,021(3)         -0-           -0-       -0-     13,284(4)
Chairman of the Board and    2000    645,833  158,392      3,021(3)         -0-         70,000      -0-     82,095(4)
former Chief Executive       1999    566,667  575,000          0            -0-         75,000      -0-     99,635(4)
Officer (2)
---------------------------------------------------------------------------------------------------------------------
Mark A. Ernst,               2001    545,793  583,109         40(6)         -0-         75,000      -0-     17,136(8)
President and Chief          2000    475,909  240,287         27(6)         -0-         60,000      -0-     21,478(8)
Executive Officer(5)         1999    266,667  351,840    129,919(6)    1,417,500(7)    150,000      -0-        404(8)
---------------------------------------------------------------------------------------------------------------------
Robert E. Dubrish,           2001    319,995  290,208        -0-       1,479,375(10)    18,000      -0-     25,777(11)
President and Chief          2000    307,339  220,875        -0-            -0-         24,000      -0-     24,086(11)
Executive Officer, Option    1999    291,445  264,600        -0-            -0-         24,000      -0-     29,542(11)
One Mortgage
Corporation(9)
---------------------------------------------------------------------------------------------------------------------
Frank J. Cotroneo,           2001    268,304  295,372     85,574(13)        -0-         35,000      -0-        951(14)
Senior Vice President and    2000     68,542  286,557      3,007(13)        -0-         20,000      -0-        169(14)
Chief Financial              1999      -0-      -0-          -0-            -0-           -0-       -0-       -0-
Officer(12)
---------------------------------------------------------------------------------------------------------------------
Thomas P. Fitzgerald,        2001    301,931  217,506      4,049(16)        -0-         15,000      -0-      7,431(17)
Chief Operating Officer,     2000    126,927    -0-          -0-            -0-         15,000      -0-      2,769(17)
H&R Block Financial          1999      -0-      -0-          -0-            -0-           -0-       -0-       -0-
Advisors, Inc.(15)
---------------------------------------------------------------------------------------------------------------------

                                      Annual Compensation                      Long-Term Compensation Awards
                            ----------------------------------------   -----------------------------------------------
                                                                        Restricted   Securities    LTIP     All Other
                                                        Other Annual       Stock      Underlying    Pay-     Compen-
Name and Principal          Fiscal    Salary   Bonus    Compensation      Award(s)      Options     outs     sation
Position                     Year      ($)      ($)          ($)           ($)         (#)(1)       ($)       ($)
------------------          ------   -------  -------   ------------   ------------- ------------ -------- -----------
Thomas L. Zimmerman,        2001     299,127  216,810         40(18)        -0-         35,000      -0-     31,455(19)
President, H&R Block Tax    2000     299,333   70,618         27(18)        -0-         25,000      -0-     46,969(19)
Services, Inc.              1999     281,667  188,214         40(18)        -0-         36,000      -0-     22,746(19)
---------------------------------------------------------------------------------------------------------------------

NOTES TO SUMMARY COMPENSATION TABLE:

(1) Stock options were granted pursuant to the Company's 1993 Long-Term Executive Compensation Plan. The number of shares reported does not reflect any adjustment for the two-for-one stock split effective August 1, 2001.

(2) Mr. Salizzoni has served as Chairman of the Board of Directors since September 13, 2000. He served as Chief Executive Officer of the Company from June 1996 through December 31, 2000, and as President of the Company from June 1996 to September 1999.

(3) For each of fiscal years 2000 and 2001, this figure includes payment by the Company of $3,021 for fees incurred by Mr. Salizzoni for personal income tax return preparation, as well as amounts reimbursed for the payment of taxes incurred by him in connection with the Company's payment of such fees.

(4) Includes Company matching contributions under the Company's deferred compensation plan for executives ("DCP") in fiscal years 2000 and 1999 of $48,369 and $78,930, respectively; the $765 (2000) and $1,985 (1999) dollar value of "above-market" interest earned on deferred compensation under the DCP; Company matching contributions under the Company's 401(k) savings plan in fiscal years 2001, 2000 and 1999 of $2,550, $2,400 and $1,330, respectively; contributions under the Company's profit-sharing plan in fiscal years 2001, 2000 and 1999 of $3,118, $10,400 and $9,600, respectively; $3,617, $5,775 and $4,689 in insurance premiums paid by the Company in fiscal years 2001, 2000 and 1999, respectively, with respect to term life insurance maintained for the benefit of Mr. Salizzoni; and $3,999
     (2001), $14,387 (2000) and $3,101 (1999) economic value of the death benefit provided by the Company's Executive Survivor Plan ("ESP"). The imputed income reported from the ESP represents the portion of the premium paid by the Company pursuant to the ESP that is attributable to term life insurance coverage for the executive officer. The ESP provides only an insurance benefit with no cash compensation element to the executive officer.

(5) Mr. Ernst has served as Chief Executive Officer of the Company since January 1, 2001, and has served as President of the Company since September 8, 1999. He served as Chief Operating Officer of the Company from September 1998 to December 31, 2001.

(6) Includes the $40 (2001) and $27 (2000) payments by the Company for participation by Mr. Ernst in the Company's group legal plan and also includes the $129,901 (1999) payment by the Company of certain relocation-related expenses and reimbursement in such year for the payment of taxes incurred in connection with the payment of such expenses.

(7) Represents the dollar value of 36,000 shares of restricted Common Stock of the Company granted to Mr. Ernst on September 1, 1998, calculated by multiplying $39.375, the fair market value of a share of Common Stock on the date of the award, by the number of shares awarded. The shares vest in one-third annual increments beginning one year after the grant date. As of April 30, 2001, Mr. Ernst's restricted shares (excluding the 24,000 shares that vested on September 1, 1999 and September 1, 2000) had a fair market value of $656,400. Mr. Ernst earned dividends totaling $17,400 (including dividends on the 24,000 vested shares) on the restricted stock during fiscal year 2001.

(8) For fiscal year 2001, this figure includes the Company's matching contributions under the Company's DCP of $10,000, the Company's matching contributions under the 401(k) savings plan of $2,550, the Company's matching contributions under the profit-sharing plan of $3,118, $581 in insurance premiums paid by the Company with respect to term life insurance maintained for the benefit of Mr. Ernst, and the $887 economic value of the death benefit provided by the Company's ESP. For fiscal year 2000, this figure includes the Company's matching contributions under the Company's DCP of $16,527, the Company's matching contributions under the 401(k) savings plan of $1,549, $567 in insurance premiums paid by the Company with respect to term life insurance maintained for the benefit of Mr. Ernst, and the $2,835 economic value of the death benefit provided by the Company's ESP. For fiscal year 1999, this figure includes the Company's matching contributions under the Company's 401(k) savings plan of $225 and $179 in insurance premiums paid by the Company with respect to term life insurance maintained for the benefit of Mr. Ernst.

(9) Mr. Dubrish commenced employment with a subsidiary of the Company on June 17, 1997, the date on which the Company acquired Option One Mortgage Corporation.

(10) Represents the dollar value of 45,000 shares of restricted Common Stock of the Company granted to Mr. Dubrish on June 30, 2000, calculated by multiplying $32.375, the fair market value of a share of Common Stock on the date of the award, by the number of shares awarded. The shares vest in one-third annual increments beginning one year after the grant date. As of April 30, 2001, Mr. Dubrish's restricted shares had a fair market value of $2,461,500. Mr. Dubrish earned dividends totaling $40,500 on the restricted stock during fiscal year 2001.

(11) This figure includes Company matching contributions under the DCP of $19,881 (2001), $18,690 (2000) and $24,156 (1999); Company matching contributions under the Option One 401(k) savings plan in fiscal years 2001, 2000 and 1999 of $5,100, $4,178 and $4,800, respectively; and the
     $796 (2001), $1,218 (2000) and $586 (1999) economic value of the death benefit provided by the Company's ESP.

(12) Mr. Cotroneo commenced employment with a subsidiary of the Company in February 2000 and has served as Senior Vice President and Chief Financial Officer of the Company since February 2000.

(13) For fiscal year 2001, includes the $83,074 payment by the Company of certain relocation-related expenses and reimbursement in such year for the payment of taxes incurred in connection with the payment of such expenses by the Company, the $40 payment by the Company for participation by Mr. Cotroneo in the Company's group legal plan, and the $2,459 payment by the Company for fees incurred by Mr. Cotroneo for personal income tax return preparation, as well as amounts reimbursed for the payment of taxes incurred by him in connection with the Company's payment of such fees. For fiscal year 2000, this figure includes payment by the Company of $3,000 for fees incurred by Mr. Cotroneo for personal income tax preparation, as well as amounts reimbursed for the payment of taxes incurred by him in connection with the Company's payment of such fees, and also includes the $7 payment for participation in a group legal plan for fiscal year 2000.

 (14)Includes $360 (2001) and $60 (2000) in insurance premiums paid by the Company with respect to term life insurance maintained for the benefit of Mr. Cotroneo; and the $591 (2001) and $109 (2000) economic value of the death benefit provided by the Company's ESP.

(15) Mr. Fitzgerald has served as Executive Vice President and Chief Operating Officer of H&R Block Financial Advisors, Inc., a subsidiary of the Company, since July 7, 2000. He has also served as a Member of the Office of the President of H&R Block Financial Advisors since December 2000. Mr. Fitzgerald commenced employment with a subsidiary of the Company in December 1999 as Senior Vice President and General Counsel of H&R Block Financial Advisors, Inc. (formerly, OLDE Discount Corporation) and served as such until July 7, 2000. Mr. Fitzgerald was General Counsel for OLDE Discount Corporation from March 1995 until December 1, 1999.

(16) For fiscal year 2001, this figure represents the $4,049 auto allowance provided to Mr. Fitzgerald by the Company.

(17) These figures represent Company matching contributions under the H&R Block Financial Advisors 401(k) savings plan in fiscal years 2001 and 2000 of $7,431 and $2,769, respectively.

(18) These figures represent the $40 (2001), $27 (2000) and $40 (1999) payments for participation in the Company's group legal plan.

(19) Includes contributions under the Company's profit-sharing plan in fiscal years 2001, 2000 and 1999 of $3,118, $10,400 and $9,600, respectively;
     Company matching contributions under the Company's 401(k) savings plan in each of fiscal years 2001, 2000 and 1999 of $2,550, $2,400 and $1,310, respectively; $683 (2001), $620 (2000) and $522 (1999) in insurance premiums paid by the Company with respect to term life insurance maintained for the benefit of Mr. Zimmerman; Company matching contributions under the DCP of $23,111 in fiscal 2001, $30,097 in fiscal 2000 and $5,938 in fiscal 1999; $1,207 (2001), $2,293 (2000) and $4,760 (1999) dollar value of
     "above-market" interest earned on deferred compensation under the DCP; and the $786 (2001), $1,159 (2000) and $617 (1999) economic value of the death benefit provided by the Company's ESP.



STOCK OPTION GRANT TABLE

The following table summarizes options to purchase the Company's Common Stock granted during the fiscal year ended April 30, 2001 to the executive officers named in the Summary Compensation Table, above (the "Named Officers"):

STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED ANNUAL
                                                                                 RATES OF STOCK PRICE
                                      INDIVIDUAL GRANTS                    APPRECIATION FOR OPTION TERM(1)
                            ----------------------------------- ---------------------------------------------------
                                NUMBER OF        % OF TOTAL
                                SECURITIES         OPTIONS
                                UNDERLYING       GRANTED TO      EXERCISE
                             OPTIONS GRANTED    EMPLOYEES IN      PRICE      EXPIRATION
NAME                             (#)(2)          FISCAL YEAR      ($/SH)        DATE        5% ($)        10% ($)
----                        ----------------    ------------     --------    -----------  ----------    ----------
Frank L. Salizzoni                 -0-               -0-            N/A          N/A          -0-          -0-
------------------------------------------------------------------------------------------------------------------

Mark A. Ernst                    75,000             1.74%         $32.375      6/30/10    $1,527,035    $3,869,806
------------------------------------------------------------------------------------------------------------------

Robert E. Dubrish                18,000             0.42%         $32.375      6/30/10      $366,488      $928,753
------------------------------------------------------------------------------------------------------------------

Frank J. Cotroneo                35,000             0.81%         $32.375      6/30/10      $712,616    $1,805,909
------------------------------------------------------------------------------------------------------------------

Thomas P. Fitzgerald             15,000             0.35%         $32.375      6/30/10      $305,407      $773,961
------------------------------------------------------------------------------------------------------------------

Thomas L. Zimmerman              35,000             0.81%         $32.375      6/30/10      $712,616      $712,616
------------------------------------------------------------------------------------------------------------------

NOTES:

(1) The amounts shown as potential realizable values on the options identified in the table are based on arbitrarily assumed annualized rates of appreciation in the price of the Company's Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the Securities and Exchange Commission relating to proxy disclosure. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.

(2) Stock option grants consisted of nonqualified stock options, incentive stock options or a combination of the two types of options. No stock appreciation rights were granted during fiscal year 2001. Options were granted under the 1993 Long-Term Executive Compensation Plan. The exercise price for each option is the fair market value of a share of Common Stock on the date of grant. Options granted to the Named Officers become exercisable three years after the date of grant, at which time they are exercisable on a cumulative basis at a maximum annual rate of one-third of the total number of shares subject to the option. The stock options become fully exercisable (a) at any time after the Named Officer reaches the age of 65, retires, and more than one year has elapsed since the date of grant,
     (b) upon a change in control of the Company not less than six months after the date of grant, or (c) upon the attainment of certain closing stock prices of the Common Stock for not less than 30 consecutive trading days. The Named Officer must be employed by the Company or one of its subsidiary corporations at the time of exercise, except that the exercise of the options may take place for limited time periods after the termination of employment in the event of death, retirement, disability or termination without cause. All options expire ten years after the date of grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table summarizes the value realized on the exercise of options during the fiscal year ended April 30, 2001 and presents the value of unexercised options as of such date for the Named Officers. The value of unexercised in-the-money options at fiscal year-end is calculated by determining the difference between the fair market value of the securities underlying the options at fiscal year-end and the exercise price of the options multiplied by the number of shares underlying such options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES


                                                                   NUMBER OF SECURITIES
                                                                        UNDERLYING        VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                SHARES                                 AT FY-END (#)        AT FY-END ($)
                              ACQUIRED ON           VALUE            EXERCISABLE (E)/       EXERCISABLE (E)/
NAME                         EXERCISE (#)        REALIZED ($)        UNEXERCISABLE (U)     UNEXERCISABLE (U)
----                         ------------        ------------      --------------------   ---------------------
Frank L. Salizzoni                -0-                -0-                402,000(E)            $9,651,400(E)
                                                                         95,000(U)              $643,375(U)
-----------------------------------------------------------------------------------------------------------
Mark A. Ernst                     -0-                -0-                100,000(E)            $1,457,500(E)
                                                                        185,000(U)            $2,685,125(U)
-----------------------------------------------------------------------------------------------------------
Robert E. Dubrish                 -0-                -0-                 46,000(E)              $874,800(E)
                                                                         50,000(U)              $615,250(U)
-----------------------------------------------------------------------------------------------------------
Frank J. Cotroneo                 -0-                -0-                  8,000(E)              $114,600(E)
                                                                         47,000(U)              $953,275(U)
-----------------------------------------------------------------------------------------------------------
Thomas P. Fitzgerald              -0-                -0-                    -0-(E)                   -0-(E)
                                                                         30,000(U)              $510,375(U)
-----------------------------------------------------------------------------------------------------------
Thomas L. Zimmerman              1,500            $16,921.95            113,500(E)            $2,233,075(E)
                                                                         72,000(U)            $1,049,775(U)
-----------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Frank L. Salizzoni is subject to an Employment Agreement dated October 11, 1996 with HRB Management, Inc., an indirect subsidiary of the Company, which provides for an annual renewal unless notice of non-renewal is delivered within 45 days prior to the anniversary date. The Agreement provides for a base salary of $500,000 for the first year and for additional salary not to exceed $150,000 on an annual basis. After the first year, base salary, any additional salary and incentive bonus compensation are to be determined by the Compensation Committee. The Agreement provides that it may be terminated by the Company for "cause" and by Mr. Salizzoni for "good reason," in each case as defined in the Agreement. "Good reason" is defined to include a change in control. If the Agreement is terminated by the Company without "cause" or by Mr. Salizzoni for "good reason," the Company is obligated to continue to pay Mr. Salizzoni's salary and bonuses and provide all other benefits for a period of two years following such termination. In addition, all outstanding stock options are to vest and be exercisable for such two-year period.

Mark A. Ernst is subject to an Employment Agreement with HRB Management, Inc., an indirect subsidiary of the Company, dated July 16, 1998, whereby effective September 1, 1998 he was employed as the Executive Vice President and Chief Operating Officer of the

Company. The Agreement provides for an initial base salary at an annual rate of $400,000 and participation in the Company's 1999 fiscal year Short-Term Incentive Plan, with a target award of $240,000 and any actual award payment as prorated by the number of months he is actually employed by the Company. After the first year, base salary, and incentive bonus compensation are to be determined by the Compensation Committee. The Agreement provides that it may be terminated by either party upon 45 days' prior written notice, by the Company for "cause" and by Mr. Ernst for "good reason," in each case as defined in the Agreement. "Good reason" is defined to include a substantial reduction in Mr. Ernst's duties, the failure of the Company to elect him as President and Chief Executive Officer by a specified date and a change in control. If the Agreement is terminated by the Company without "cause" or by Mr. Ernst for "good reason," the Company is obligated to continue to pay Mr. Ernst's salary and bonuses and provide all other benefits for a period of two years following such termination. In addition, all outstanding stock options become fully vested and are exercisable for the three-month period following termination, and any restrictions upon stock held by Mr. Ernst are lifted and such stock becomes fully vested upon the date of termination. The Agreement was amended effective July 1, 2000, to modify one of the grounds upon which Mr. Ernst may terminate his employment for "good reason." The amendment changed the date upon which he must be elected President and Chief Executive Officer of the Company from September 1, 2000 to January 1, 2001.

Frank J. Cotroneo is subject to an Employment Agreement with HRB Management, Inc., an indirect subsidiary of the Company, dated January 26, 2000, whereby effective February 21, 2000, he was employed as the Senior Vice President and Chief Financial Officer of the Company. The Agreement provides for a $250,000 signing bonus on its effective date, a stock option to purchase 20,000 shares of the Company's Common Stock granted as of the effective date, a stock option to purchase a minimum of 20,000 shares of Common Stock on the date in fiscal year 2001 on which options are granted to substantially all senior executive officers of the Company, 3,000 restricted shares of Common Stock awarded on the effective date, an initial base salary at an annual rate of $350,000, and participation in the Company's 2000 fiscal year Short-Term Incentive Plan, with a target award of $192,000 and any actual award payment to be prorated by the number of months he is actually employed by the Company. Base salary, any additional salary and incentive compensation are to be reviewed annually by the Compensation Committee during the term of the Agreement. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days' prior written notice, or by mutual written agreement. If the Agreement is terminated by the Company without "cause" or by Mr. Cotroneo for either "good reason" or within 180 days following a "Change of Control," as such terms are defined in the Agreement, the Company is obligated to pay to Mr. Cotroneo for the one-year period following such termination compensation at an annual rate equal to the sum of the annual rate of base salary in effect on the date of termination and the aggregate short-term incentive compensation paid by the Company to him for the last fiscal year completed prior to the year of termination. In addition, in such circumstances, the Company is obligated to provide health, life and disability insurance benefits for the one-year period following such termination, all outstanding stock options become fully vested and are exercisable for the three-month period following termination, and any shares of restricted stock held by Mr. Cotroneo become fully vested upon the date of termination. "Good reason" is defined to include a material dimunition in Mr. Cotroneo's duties, Mr. Cotroneo being made subject to the authority and direction of any person other than the Chief Executive Officer of the Company, the Board of

Directors of the Company and Mark A. Ernst as Chief Operating Officer and/or President of the Company, and any material breach of the Agreement that the Company does not remedy within 30 days after receipt of written notice of the breach from the executive.

Thomas L. Zimmerman is subject to an Executive's Agreement dated January 20, 1998 and fully executed on November 1, 1999 with H&R Block Tax Services, Inc., an indirect subsidiary of the Company. The Agreement provides for a base salary of $275,000 for the first year and also provides that Mr. Zimmerman is eligible to participate in the Company's Short-Term Incentive Plan. After the first year, base salary, any additional salary and incentive bonus compensation are to be determined by the Compensation Committee. The Agreement provides that it may be terminated without notice in the event of any of the following: misconduct by Mr. Zimmerman that interferes with or prejudices the proper conduct of the Company's business or which may result in harm to the Company or any of its affiliates; his disobedience, insubordination or failure to discharge his duties; his breach of the confidentiality provisions or restrictive covenants in the Agreement; his suspension by the Internal Revenue Service from participation in the Electronic Filing Program; or the inability of the Company to participate in any activity subject to governmental regulation due to any action or inaction on the part of Mr. Zimmerman. If the Agreement is terminated for reasons other than any of the aforementioned circumstances, the Company is obligated to pay Mr. Zimmerman severance pay in the amount of one month's salary for each year of service with the Company or an affiliate of the Company up to a maximum of one year's salary.

Stock option agreements entered into on or after June 30, 1996 between the Company and the recipients of incremental stock options granted pursuant to the 1993 Long-Term Executive Compensation Plan contain provisions that accelerate the vesting of options held more than six months in the event of certain changes in control. For purposes of such agreements, changes in control include (i) the purchase or other acquisition by a person, entity or group of persons of beneficial ownership of 20% or more of the Company's voting securities, (ii) the turnover of more than a majority of the directors on the Board of Directors as a result of a proxy contest or series of contests, or (iii) approval by the Company's shareholders of (A) a reorganization or consolidation such that the shareholders immediately prior to the reorganization or consolidation do not, immediately after such reorganization or consolidation, own more than 50% of the voting securities of the reorganized or consolidated organization, or (B) a liquidation or dissolution of the Company, or (C) the sale of all or substantially all of the assets of the Company. Agreements entered into prior to January 31, 1998 expressly stated that any sale, distribution or other disposition by the Company of all or substantially all of the common stock or assets of CompuServe Corporation held by the Company would not constitute a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following non-employee directors serve on the Compensation Committee of the Company's Board of Directors: Louis W. Smith (Chairman), Donna R. Ecton, Robert
E. Davis, and Roger W. Hale. No directors on the Compensation Committee (a) are or have been officers or employees of the Company or any of its subsidiaries, or
(b) had any relationships requiring disclosure in the proxy statement.

PERFORMANCE GRAPH

The graph below sets forth for the five-year period ended April 30, 2001, the cumulative total shareholder return to the Company's shareholders, as well as the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's Service (Commercial & Consumer) Index, the published industry index to which the Company is currently assigned by Standard & Poor's. The performance graph assumes that $100 was invested at the market close on April 30, 1996 and that dividends were reinvested. The data for the graph was furnished by Research Data Group, Inc.

                              [PERFORMANCE CHART]

--------------------------------------------------------------------------------
CUMULATIVE TOTAL SHAREHOLDER RETURN
--------------------------------------------------------------------------------
                               4/96     4/97     4/98     4/99     4/00     4/01
--------------------------------------------------------------------------------
H&R BLOCK, INC.              100.00    94.66   134.75   147.21   130.92   177.61
--------------------------------------------------------------------------------
S & P 500                    100.00   125.13   176.52   215.04   236.82   206.10
--------------------------------------------------------------------------------
S & P SERVICES               100.00   102.39   151.27   116.30    82.10   101.17
(COMMERCIAL & CONSUMER)
--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

The Company continues to be strongly committed to maximizing shareholder value through consistent growth and profitability. Superior performance by the executive officers and management team of the Company and its subsidiary corporations is an essential element to reaching that goal. As such, it is the philosophy of the Company to ensure that executive compensation is directly linked to sustained improvements in corporate performance and increases in shareholder value as measured by the Company's stock price. It is the Compensation Committee's responsibility to review the Company's executive compensation program and policies each year and to recommend to the non-employee members of the Board of Directors the compensation of the Company's executive officers. The objectives that serve as guidelines for the Compensation Committee in connection with compensation decisions are as follows:

     o Provide a competitive total compensation program that enables the Company and its subsidiary corporations to attract and retain the key executives needed to accomplish the Company's goals.

     o Integrate executive compensation programs with the Company's annual and long-term business objectives and focus executive behavior on the fulfillment of those objectives.

     o Provide variable compensation opportunities that are directly related to the performance of the Company and that align executive compensation with the interests of the Company's shareholders.

COMPENSATION PROGRAM

The Company's executive compensation program has been designed to ensure that pay levels and incentive opportunities for executives are competitive and reflect the performance of both the individual executive and the Company. In designing compensation programs for executives and determining executive officer salaries, the Committee takes into consideration information provided by compensation consultants and surveys with respect to compensation paid to executives holding positions with similar responsibilities in organizations of comparable size.

BASE SALARY. Base salaries are determined by reference to an individual's salary grade and corresponding salary range. Salary grade levels are determined by comparing jobs to market pay practices, where applicable, as well as an assessment of the internal worth of the job. The primary factors considered in determining the appropriate salary for fiscal year 2001 within a particular salary range were the experience, tenure and individual performance of the executive. The individual salaries of executive officers are reviewed annually by the Committee.

SHORT-TERM INCENTIVE COMPENSATION. The Company's short-term incentive program consists of two parts, objective incentive compensation, usually under the H&R Block Short-Term Incentive Plan, based upon objective, performance-based criteria, and discretionary incentive compensation. The heavier emphasis (80% of targeted incentive compensation in most cases) is placed upon the objective, performance-based incentive compensation.

Objective incentive compensation specifically relates executive pay to Company performance. Cash bonuses under such a program provide financial rewards solely for the achievement of substantive business results. Under the Short-Term Incentive Plan and other short-term incentive programs, the Committee establishes performance goals for the Company and the business units thereof, as well as competitive target bonus awards for the participants (usually a percentage of salary). The Committee specifies the performance goals applicable to each participant and the portion of the target award to which each performance goal applies.

Bonuses under objective incentive programs are paid after the end of a fiscal year (or after the end of the calendar year for executives of the Investment Services business unit) only if the Company (or a business unit of the Company) has met the performance goal, or performance goals, established by the Compensation Committee for such fiscal year and only if the executive remained in the employ of the Company or one of its subsidiary corporations at the end of such year. The Committee must first review and approve the payout of each bonus for an executive officer. One factor upon which bonus compensation for executive officers was dependent for fiscal year 2001 under the objective short-term incentive program was the degree to which targeted year-over-year growth in the Company's diluted earnings per share was attained by the Company (at least 20% of each executive officer's targeted short-term incentive compensation). For some executive officers, year-over-year growth in pretax earnings by an applicable business unit of the Company was a performance criterion. A portion of short-term incentive compensation for some executive officers was also dependent on the attainment of year-over-year revenue goals of the Company or a business unit of the Company. Under the H&R Block Short-Term Incentive Plan and other short-term incentive programs approved by the Compensation Committee, participants can earn more than the target award (up to 200%) if actual results exceed the performance targets.

The Compensation Committee, Board of Directors and shareholders of the Company approved in fiscal year 2001 amendments to the H&R Block Short-Term Incentive Plan that provide additional flexibility to the Compensation Committee with respect to objective performance targets and schedules to be used in determining actual incentive payouts applicable to different criteria, as well as exceptions to the rule requiring employment through the end of the performance period in the case of death, disability or retirement during such period.

The Compensation Committee determined that a portion of overall short-term incentive compensation for fiscal year 2001 should be based upon discretionary criteria. As such, executive officers were eligible to receive discretionary incentive compensation outside of the objective short-term incentive program. For most executive officers, 20% of the executive's overall targeted short-term incentive compensation related to the performance of the executive's department or business unit (10%) and to individual performance (10%), as assessed by senior management of the Company and approved by the Committee. For some executive officers involved in new strategic initiatives, discretionary criteria constituted 80% of overall short-term incentive criteria approved by the Committee. Actual incentive payouts under the discretionary plan could be from 0% to 200% of the target award.

DEFERRED COMPENSATION. The Company offers to its executive officers and to key employees of its subsidiaries a deferred compensation plan designed to enhance the participants' financial security upon retirement. Subject to annual deferral limits, the plan offers participants the opportunity to defer an aggregate of $1 million of base salary during the time of his or her participation in the plan. On an annual basis, the Company contributes $.25 for each dollar of salary or bonus deferred (up to a maximum of 25% of salary and 25% of bonus in that year) for executives who became eligible to participate in the plan prior to the plan year commencing in January 2000 and were participating in the plan as of January 1, 2001 (with no Company match for other participants) and vesting in such Company contributions is based on the length of employment with the Company following the commencement of participation in the plan. Gains or losses are posted to a participant's account in accordance with his or her selection of various fixed rate, variable rate and

Company stock investment alternatives. The plan is unfunded and benefits are paid upon termination of employment, except in cases of disability or hardship.

LONG-TERM INCENTIVE COMPENSATION. The Company encourages stock ownership by executive officers of the Company, but has not established target levels for equity holdings by executives. Long-term incentive awards which are tied to the Company's Common Stock, such as stock options, are designed to encourage stock ownership. Stock options provide incentive to executives by giving them a strong economic interest in maximizing stock price appreciation, thereby better aligning their interests with those of the Company's shareholders. Under the Company's 1993 Long-Term Executive Compensation Plan, option exercise prices are set at 100% of the fair market value of the stock on the date of grant and the options generally expire after ten years. Options granted to executive officers in fiscal year 2001 provide that they are not exercisable until three years after the date of grant, at which time they become exercisable over a three-year period on a cumulative basis in one-third increments. Such options further provide for accelerated vesting of the one-third increments if the stock price of the Company's Common Stock attains certain levels for 30 consecutive trading days. The Committee believes that awards containing such vesting provisions encourage both executive retention and the maximization of shareholder value. The grant of options to executive officers of the Company is discretionary with the Compensation Committee and the Committee has generally awarded stock options to executive officers on an annual basis. The number of shares subject to any stock option grant is determined by an analysis of the executive's level of responsibility and prior year's performance. The Compensation Committee believes that stock options have been effective in attracting, retaining and rewarding executives and key employees of the Company and its subsidiary corporations over the years.

In a few cases in fiscal year 2001, the Compensation Committee awarded to executive officers as an incentive to stay with the Company shares of restricted Common Stock pursuant to the 1993 Long-Term Executive Compensation Plan. The restricted shares are subject to forfeiture and may not be transferred by the executive until certain time restrictions lapse. In each case, the restricted shares agreement between the Company and the executive officer provides that, prior to the time such restricted shares vest, (i) such restricted shares are nontransferable, and (ii) the officer is entitled to receive any cash dividends payable with respect to unvested restricted shares and vote such unvested restricted shares at any meeting of shareholders of the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The salary, short-term incentive compensation and long-term incentive compensation of the Chief Executive Officer are determined by the Committee substantially in conformity with the policies described above for all other executives of the Company.

In accordance with the succession plan approved by the Compensation Committee and the Board of Directors in June 2000, Frank L. Salizzoni served as Chief Executive Officer of the Company until September 2000, Chairman of the Board and Chief Executive Officer from September 13, 2000 (the date of the retirement of Henry W. Bloch as Chairman of the Board) until December 31, 2000, and as Chairman of the Board thereafter. In addition, in accordance with such plan, Mark A. Ernst served as President and Chief Operating Officer through December 31, 2000, and as President and Chief Executive Officer beginning

January 1, 2001. With the change in Chief Executive Officer effective on January 1, 2001, the plan called for Mr. Salizzoni's role and responsibilities with the Company to be substantially reduced after such date. Mr. Salizzoni and Mr. Ernst are both parties to employment agreements with a subsidiary of the Company.

In light of the succession plan and, as a part of its annual review of executive compensation in June 2000, Mr. Salizzoni's annual rate of base salary of $660,000 was continued through December 31, 2000, and was reduced to $200,000 as of January 1, 2001. Mr. Ernst's annual rate of base salary was increased from $500,000 to $525,000, effective July 1, 2000, and increased further to $600,000, effective January 1, 2001, in recognition of his increased responsibilities.

As the Chief Executive Officer of the Company has responsibility for the general and active management of the business of the Company and its subsidiaries, 100% of the target awards of Mr. Salizzoni and Mr. Ernst for fiscal year 2001 under the objective Short-Term Incentive Plan ($248,267 for Mr. Salizzoni and $257,250 for Mr. Ernst) related to the Company's achievement of its targeted year-over-year growth in diluted earnings per share. The target award of Mr. Salizzoni was 70% of base salary, prorated for the portions of the year in which he received different rates of base salary. The target award for Mr. Ernst was 65% of his base salary for the portion of the year in which he served as President and Chief Operating Officer and 70% of base salary for the portion of the year in which he served as President and Chief Executive Officer, with the actual aggregate target award prorated based upon the portion of the year in which he served in each capacity. In accordance with the schedule for determining the incentive payout for the earnings per share criterion utilized for all executive officers, Mr. Salizzoni and Mr. Ernst were eligible for incentive payouts in the range of 0% to 200% of target, based upon year-over-year growth in earnings per share of 7.9% to 25.2% (with the incentive payout at the target award upon 14.6% growth). Based upon the results achieved by the Company, Mr. Salizzoni was entitled to bonus compensation of $413,786 (166.67% of target) under the Short-Term Incentive Plan and Mr. Ernst was entitled to incentive compensation under such Plan of $428,729 (166.67% of target).

Messrs. Salizzoni and Ernst were eligible to receive discretionary incentive compensation for fiscal year 2001 in addition to compensation under the objective program. A target award of $106,400 was established for Mr. Salizzoni for the discretionary bonus and a target award of $110,250 was established for Mr. Ernst for the discretionary bonus. The actual cash payout for each of them was to be an amount between 0% and 200% of the target award, with the determination of such payout to be made by the Compensation Committee at its sole discretion, based upon its assessment of their individual performances during fiscal year 2001. Accordingly, the Compensation Committee determined that Mr. Salizzoni's performance during fiscal year 2001 merited a payout of $148,960 (140% of target) and that Mr. Ernst's performance during fiscal year 2001 merited a discretionary incentive payout of $154,350 (140% of target). The Committee's determination with respect to Mr. Salizzoni was based in part on his contributions toward the Company's improved financial performance in a challenging business environment and his efforts in ensuring an effective leadership transition. The Committee's determination with respect to Mr. Ernst was based on his leadership with respect to the Company's longer-term strategic objectives, including integration of online and off-line businesses, as well as his contributions toward this year's strong financial performance.

Mr. Ernst was granted an option to purchase 75,000 shares of stock at an option price of $32.375 per share, the last quoted market price for the Company's Common Stock on June 30, 2000, the date of grant. Such option has a term of ten years and vests in one-third annual increments beginning on the third anniversary of the date of grant. The stock option provides that the vesting of each one-third increment of the option will accelerate on the day immediately following the 30th consecutive trading day on which the closing price of the Company's Common Stock exceeds $50, $60 and $70, respectively. Mr. Ernst had been granted a stock option to purchase 60,000 shares of stock on the previous June 30. Mr. Salizzoni did not receive a grant of a stock option in fiscal year 2001. He had been awarded an option to purchase 70,000 shares of Common Stock on the previous June 30.

TAX CONSIDERATIONS. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations relating thereto limit to $1 million the Company's federal income tax deduction for compensation paid to any one executive officer named in the Summary Compensation Table of the Company's proxy statement, subject to certain transition rules and exceptions for specified types of compensation.

To date, Code Section 162(m) has not limited the deductibility of the Company's compensation of its executive officers under its current compensation policies. The Committee believes that it is in the Company's and shareholders' best interests to maximize tax deductibility only when practicable and consistent with the Committee's overall compensation philosophy, the needs of the Company and shareholder interests.

The Committee believes the 1993 Long-Term Executive Compensation Plan and the H&R Block Short-Term Incentive Plan satisfy the requirements for exemption under
Section 162(m).

                                    COMPENSATION COMMITTEE
                                    Louis W. Smith, Chairman
                                    Robert E. Davis
                                    Donna R. Ecton
                                    Roger W. Hale

SHAREHOLDER PROPOSALS

Recommendations for nominees to be elected to the Board of Directors and proposals of shareholders intended to be presented at the next annual meeting scheduled to be held on Wednesday, September 11, 2002 must be submitted in writing to the Secretary of the Company, H&R Block, Inc., 4400 Main Street, Kansas City, Missouri 64111. Shareholder proposals must be received by the Secretary no later than April 1, 2002 in order to be included in next year's proxy statement and form of proxy.

Shareholders may present proposals which are proper subjects for consideration at an annual meeting, even if the proposals are not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in the Company's Bylaws and applicable rules and regulations of the Securities and Exchange Commission. For business to be properly brought before the annual meeting scheduled for September 11, 2002, such notice must be delivered to or mailed and received by the Secretary of the Company at the address set forth above not later than the close of business on June 13, 2002. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company that are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business. If the Company does not receive proper and timely notice of a shareholder proposal, the proxies shall have the right to exercise discretionary authority with respect to such proposal at the annual meeting.

OTHER MATTERS

The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

                                         By Order of the Board of Directors
                                         JAMES H. INGRAHAM
                                         Secretary

July 30, 2001

                                                                      APPENDIX A

                                 H&R BLOCK, INC.
                  1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES
                                  (AS AMENDED)


         ARTICLE 1. ESTABLISHMENT OF THE PLAN. H&R BLOCK, INC., a Missouri corporation (the "Company"), hereby formulates and adopts the 1999 Stock Option Plan for Seasonal Employees (the "Plan") whereby there may be granted to seasonal employees of the direct and indirect, majority-owned subsidiaries of H&R Block Services, Inc., an indirect subsidiary of the Company, such direct and indirect subsidiaries of H&R Block Services, Inc., and their successor entities, if any, to be referred to herein as "Tax Services", options to purchase shares of the Company's Common Stock, without par value (such shares being hereinafter sometimes referred to for convenience as "Common Stock" or "stock" or "shares").

         ARTICLE 2. PURPOSE OF THE PLAN. The purpose of the Plan is to advance and promote the interests of the Company, Tax Services and the Company's stockholders by providing a method whereby seasonal employees of Tax Services may acquire Common Stock under options to purchase the same subject to the conditions hereinafter or therein provided. The Plan is further intended to provide seasonal employees who may be granted such options with additional incentive to continue in the employ of Tax Services on a seasonal basis and to increase their efforts to promote the best interests of the Company, Tax Services and the Company's stockholders.

         ARTICLE 3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") consisting of three or more directors of the Company, to be appointed by and to serve at and during the pleasure of the Board of Directors of the Company. All references herein to the Committee shall be deemed to mean the Board of Directors of the Company if the Board has not appointed a Committee. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee. The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons, including without limitation the Company, Tax Services, the stockholders, the Board of Directors and any persons having any interest in any options which may be granted under the Plan. The Committee may impose such additional conditions upon the grant and exercise of options under this Plan as may from time to time be deemed necessary or desirable, in the opinion of counsel of the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan.

         ARTICLE 4. ELIGIBILITY. Options shall be granted on June 30 of each year the Plan is in effect (the "date of grant") only to "Eligible Seasonal Employees" of Tax Services for such year. The term "Eligible Seasonal Employees" for any calendar year during which the Plan is in effect shall include all those employees of Tax Services who (a) are hired to perform for limited periods of time during such year jobs specifically designated by Tax Services to be seasonal jobs and (b) have adhered to the working hours agreed upon during such year.

         ARTICLE 5. STOCK SUBJECT TO THE PLAN. The shares of Common Stock to be issued upon exercise of the options granted under the Plan shall be made available, at the discretion of the Board of Directors of the Company, either from authorized but unissued stock of the Company or from shares that have been purchased by the Company from any source whatever, but the aggregate number of shares for which options may be granted under the Plan shall not exceed 20,000,000 shares of Common Stock of the Company. If an option granted under the Plan shall be surrendered or shall for any reason whatsoever expire or terminate in whole or in part without the exercise thereof, then the shares of stock which were subject to any such option shall, if the Plan shall then be in effect, be available for options thereafter granted under the Plan.

         ARTICLE 6. METHOD OF PARTICIPATION. Each Eligible Seasonal Employee who either (i) is an employee of Tax Services on April 15 (or the next business day if it falls on a Saturday, Sunday or holiday) of each calendar year the Plan is in effect, or (ii) has been an employee of Tax Services for at least an aggregate of 100 working days during the 12-month period ending with the date of grant, shall be granted an option to purchase one share of Common Stock for each $100 of the total compensation earned by him or her during and throughout the 12-month period ending with the date of grant (such total compensation during such period to be referred to herein as "Total Compensation"), provided, however, that (a) each Eligible Seasonal Employee who is not entitled to an option grant under the provisions of this Article 6 on June 30, 1999 (regardless of whether or not such Eligible Seasonal Employee was employed on or before such date), but who, with respect to any subsequent date of grant during the term of the Plan, otherwise meets the requirements of this Article 6, shall be granted as of such subsequent date of grant an option to purchase one share of Common Stock for each $200 of Total Compensation in lieu of an option to purchase one share of Common Stock for each $100 of Total Compensation, (b) no employee shall be granted an option to purchase in excess of 100 of said shares in any calendar year under the Plan, (c) no employee shall be granted an option if such employee's Total Compensation for the applicable year is less than $4,000 ($500 for an option granted on June 30, 1999), and (d) any fractional shares which would otherwise be subject to an option under the Plan shall be adjusted to the nearest whole number of shares. As promptly as possible after June 30 of each year the Plan is in effect (but effective as of such date), each Eligible Seasonal Employee shall be notified in writing of the number of shares optioned to him or her under the Plan, the option price and the terms and conditions of said option, as described in Article 9.

         ARTICLE 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's capital stock shall occur, an appropriate adjustment shall be made in (a) the number of shares of stock available for options under the Plan and subject to outstanding options, (b) the purchase price per share for each outstanding option, and (c) the provisions of Article 6, provided that, no adjustment shall be made in the provisions of Article 6 in the event of a stock dividend or stock split. Any adjustment to the Plan shall be made by the Board of Directors and, when so made, shall be effective and binding for all purposes of the Plan and of all options then outstanding.

         ARTICLE 8. OPTION PRICE. Each year this Plan is in effect, the purchase price per share under each option granted during such year shall be equal to the last reported sale price, regular way, for the Common Stock on the New York Stock Exchange (or, if the stock is not then traded on such exchange, the last reported sale price, regular way, on such other national exchange or NASDAQ or other system on which such stock is traded and reported), in each case on the date of grant (or if said date falls on a non-business day then on the next preceding business date on which the stock is quoted) of such year.

     ARTICLE 9. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of each option granted hereunder shall be set forth in a written notice to the employee to whom such option is granted. Said terms and conditions shall be consistent with the provisions of the Plan and shall include but not be limited to the following:

     A. CONTINUATION OF EMPLOYMENT. The grant of an option under this Plan shall not confer on the optionee any right to continue in the employ of Tax Services or to be employed by the Company or any of its subsidiaries, nor shall it limit the right of Tax Services to terminate the employment of any optionee at any time.

     B. PERIODS OF EXERCISING OPTION. An option may be exercised only between the dates of September 1 through November 30 of either of the two calendar years immediately following the calendar year in which said option was granted, and said option shall expire as to all shares subject thereto which are not so exercised.

     C. CONDITIONS OF EXERCISING OPTION. If an optionee shall not be an Eligible Seasonal Employee, as defined in Article 4, for a year in which he or she would be otherwise entitled to exercise an option under this Plan ("Exercise Year"), or shall not have earned actual Total Compensation during the 12-month period ending on June 30 of such Exercise Year which is at least equal to 50% of the actual Total Compensation earned by him or her during the 12-month period ending on June 30 of the year in which the option was granted ("Grant Year"), he or she shall not be entitled to exercise his or her option for such Grant Year; provided, however, if the optionee shall become a full-time employee of the Company or any of its subsidiaries (including, but not limited to, Tax Services) prior to August 1 of such Exercise Year he or she shall be entitled to exercise said option for such Grant Year, provided he or she is a full-time employee of the Company or one of its subsidiaries at the time the option is exercised. The option must be exercised by the optionee in writing (unless otherwise authorized by the Company) within the periods above specified with respect to all or part of the shares optioned and accompanied by full payment of the option price thereof. Only one exercise shall be permitted with respect to a single option. If an optionee exercises an option for less than all of the shares subject to such option, the optionee shall lose all rights to exercise the option for the balance of the shares subject to the option. No optionee will be deemed to be a holder of any shares subject to an option unless and until certificates for such shares are issued to him or her under the terms of the Plan. As used herein, "full-time employee" means an individual in the employ of the Company or one of its subsidiaries in a job designated by the applicable employer to be a full-time job.

     D. NON-TRANSFERABILITY OF OPTION; TERMINATION UPON DEATH. The option shall be exercisable only by the optionee and shall not be transferable by him or her. The option shall terminate upon the death of the optionee.

     E. QUALIFICATION OF STOCK. Each option shall be subject to the requirement that if at any time the Board of Directors of the Company shall determine, in its discretion, that qualification or registration of the shares of stock thereby covered under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such option or the purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such qualification or registration, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company, at its discretion.

         ARTICLE 10. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that no employee's rights existing at the effective time of such amendment, modification, supplement, suspension or termination are adversely affected thereby, and provided further that, in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the shareholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan, unless such increase is by reason of any change in the capital structure referred to in Article 7 hereof, (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to participants under the Plan.

         ARTICLE 11. EFFECTIVE DATE; EXPIRATION OF PLAN. The Plan shall be effective on June 30, 1999 (with the grant of options on that date) and, unless extended, shall terminate on December 31, 2004, but no termination of the Plan, whether under the provisions of this Article 11 or otherwise, shall affect the continuance of any option granted hereunder prior to said date.

                                                                      APPENDIX B

                                 H&R BLOCK, INC.
                  1989 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                                  (AS AMENDED)

         1. PURPOSES. The purposes of this 1989 Stock Option Plan for Outside Directors are to attract and retain experienced and qualified directors who are not employees of the Company or any Subsidiary of the Company, and to secure for the Company and its shareholders the benefits of stock ownership in the Company by those directors.

         2. DEFINITIONS.

         (a) "Board of Directors" shall mean the board of directors of the Company or any Subsidiary of the Company, as the case may be.

         (b) "Common Stock" shall mean the common stock, without par value, of the Company.

         (c) "Company" shall mean H&R Block, Inc., a Missouri corporation.

         (d) "Director" shall mean a member of the Board of Directors of the Company or a member of the Board of Directors of any Subsidiary of the Company, as the case may be.

         (e) "Outside Director" shall mean a member of the Board of Directors of the Company or any Subsidiary of the Company who is not an employee of the Company on the date of grant of the Stock Option. As used herein, "employee of the Company" means any full-time employee of the Company, its subsidiaries and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries who is employed at least thirty-five (35) hours a week; provided, however, it is expressly understood that an employee of the Company does not include independent contractors or other persons not otherwise employed by the Company or any Subsidiary of the Company but who provide legal, accounting, investment banking or other professional services to the Company or any Subsidiary of the Company.

         (f) "Plan" shall mean this 1989 Stock Option Plan for Outside Directors, as the same may be amended from time to time.

         (g) "Recipient" shall mean an Outside Director of the Company or any Subsidiary of the Company who has been granted a Stock Option under the Plan or any person who succeeds to the rights of such Outside Director under this Plan by reason of the death of such Outside Director.

         (h) "Stock Option" shall mean the right to purchase, upon exercise of a Stock Option granted under this Plan, shares of the Common Stock. Such Stock Options are non-statutory stock options and are not intended to be "incentive stock options" as defined in the Internal Revenue Code of 1986, as amended.

         (i) "Subsidiary of the Company" shall mean a subsidiary of the Company, its divisions, departments, and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.

         3. ADMINISTRATION OF THE PLAN. The Plan may be administered by the Company's Board of Directors or an Option Committee (the "Committee"), as the Board of Directors of the Company may in its sole discretion decide. All Outside Directors shall be ineligible to vote upon any matter concerning the Stock Options including adoption of this Plan. The Committee, if it is established by the Company's Board of Directors to administer the Plan, shall consist of directors of the Company who are not Outside Directors, to be appointed by and to serve at the pleasure of the Board of Directors of the Company. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be valid acts of the Committee. All references herein to the Committee shall be deemed to mean any successor to the Committee, however designated, or the Board of Directors of the Company if the Board has not approved a Committee.

         The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Company's Board of Directors and subject to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the shareholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Stock Options which may be granted under this Plan. The Committee shall impose such additional conditions upon Stock Options granted under this Plan and the exercise thereof as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Stock Options to be granted to Outside Directors of the Subsidiaries of the Company and the conditions for payment of Stock Options by Recipients.

         The initial Committee shall consist of Henry W. Bloch, Chairman and Chief Executive Officer of the Company, Jerome B. Grossman, Vice Chairman of the Company, and Thomas M. Bloch, President of the Company.

         4. ABSOLUTE DISCRETION. The Committee may, in its sole and absolute discretion, from time to time during the continuance of the Plan, (i) determine which Outside Directors of any Subsidiary of the Company shall be granted Stock Options under the Plan, (ii) grant Stock Options to any Outside Directors of any Subsidiary of the Company so selected, (iii) determine the type, date of grant, size and terms of Stock Options to be granted to Outside Directors of any Subsidiary of the Company (subject to Sections 7, 9 and 10 hereof, as the same may be hereafter amended), (iv) determine the terms other than the date of grant, size and stock option price of Stock Options granted pursuant to Section 6 hereof to Outside Directors of the Company, (v) place conditions or restrictions on the receipt of Stock Options by Outside Directors of any Subsidiary of the Company or on the payment or exercise of any Stock Options, and (vi) do all other things necessary and proper to carry out the intentions of this Plan.

         5. ELIGIBILITY. Stock Options may be granted to any Outside Director; however, subject to Section 6 hereof, no Outside Director or other person shall have any claim or right to be granted a Stock Option under the Plan. No member of the Committee (other than an ex officio member) shall be eligible for grants of Stock Options under the Plan.

         6. PRESCRIBED STOCK OPTIONS FOR OUTSIDE DIRECTORS OF THE COMPANY. During the continuance of the Plan, a Stock Option to purchase an aggregate of 4,000 shares of Common Stock shall be granted on each date of grant specified in this Section 6 to each Outside Director of the Company serving as such on such date of grant. Stock Options specified in this Section 6 shall be granted on September 11, 1991, and on June 30 of each year thereafter in which the Plan is in effect. The stock option price of each share of Common Stock subject to a Stock Option granted pursuant to this Section 6 shall be determined in accordance with Section 9 hereof. Outside Directors of the Company shall not be granted Stock Options pursuant to the Plan other than as specified in this Section 6, provided that no Stock Options granted pursuant to this Plan prior to September 11, 1991, shall be invalidated or otherwise affected by the provisions of this Section 6. This Section 6 shall not apply to Outside Directors of Subsidiaries of the Company who are not also Outside Directors of the Company on the date of grant.

         7. STOCK SUBJECT TO THE PLAN. The total number of shares of Common Stock issuable under this Plan may not at any time exceed 800,000 shares, subject to adjustment as provided in Sections 14 and 15 hereof. Shares of Common Stock not actually issued pursuant to Stock Options shall be available for future Stock Options. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares.

         8. VESTING REQUIREMENTS. The Committee may determine that all or a portion of a Stock Option shall be vested at such times and upon such terms as may be selected by it. All Stock Options shall expire as to all of their unexercised shares ten years after the date of their grant.

         9. STOCK OPTION PRICE. The purchase price per share of Common Stock under each Stock Option granted hereunder shall be equal to the last reported sale price, regular way, for the Common Stock on the New York Stock Exchange on the date of grant (or, if said date of grant falls on a non-business day, then on the next preceding business date on which the stock is quoted) of such Stock Option.

         10. PAYMENT OF STOCK OPTION PRICE. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, or (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price.

         11. CONTINUATION AS DIRECTOR. The Committee shall require that a Recipient be an Outside Director at the time a Stock Option is granted and may require that a Recipient be an Outside Director at the time a Stock Option is exercised. The Committee may provide for the termination of an outstanding Stock Option if a Recipient ceases to be an Outside Director and may establish such other provisions with respect to the termination or disposition of a Stock Option on the death or retirement of a Recipient as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute cessation as a Director and to determine whether such cessation is the result of retirement, death or any other reason.

         12. REGISTRATION OF STOCK. No Stock Option may be exercised at any time when its exercise or the delivery of shares of Common Stock or other securities thereunder would, in the opinion of counsel for the Company, be in violation of any state or federal law, rule or ordinance, including any state or federal securities laws or any regulation or ruling of the Securities and Exchange Commission. If at any time counsel for the Company shall determine that qualification or registration under any state or federal law of the shares of Common Stock or other securities thereby covered, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the exercise of such Stock Option or the purchase of shares thereunder, the Stock Option may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions such counsel deems unacceptable.

         13. NON-ASSIGNABILITY. No Stock Option granted pursuant to the Plan shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Security Act, or the rules thereunder. During the lifetime of the Recipient a Stock Option granted pursuant to the Plan shall be exercisable only by the Recipient.

         14. DILUTION OR OTHER ADJUSTMENTS. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors of the Company shall make such equitable adjustments with respect to the Stock Options or any provisions of this Plan as it deems necessary or appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to an outstanding Stock Option.

         15. MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization or liquidation, the Board of Directors of the Company shall make such arrangements it deems advisable with respect to outstanding Stock Options, which shall be binding upon the Recipients of outstanding Stock Options, including, but not limited to, the substitution of new Stock Options for any Stock Options then outstanding, the assumption of such Stock Options and the termination of or payment for such Stock Options.

         16. COSTS AND EXPENSES. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Stock Option nor to any Recipient.

         17. STOCK OPTION AGREEMENTS. The Committee shall have the power to specify the form of Stock Option Agreements to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such agreements shall be final, conclusive and binding upon the Company, the shareholders of the Company and the Recipients. No Recipient shall have or acquire any rights under the Plan except such as are evidenced by a duly executed agreement in the form thus specified.

         18. NO SHAREHOLDER PRIVILEGES. Neither the Recipient nor any person claiming under or through him or her shall be or have any of the rights or privileges of a shareholder of the Company in respect to any of the Common Stock issuable upon the exercise of any Stock Option, unless and until certificates evidencing such shares of Common Stock shall have been duly issued and delivered.

         19. GUIDELINES. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board deems necessary.

         20. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that (a) no amendment, supplement, modification, suspension or termination of the Plan shall in any manner affect any Stock Option of any kind theretofore granted under the Plan without the consent of the Recipient of the Stock Option, unless such amendment, supplement, modification, suspension or termination is by reason of any change in capital structure referred to in Section 14 hereof or unless the same is by reason of the matters referred to in Section 15 hereof;
(b) Sections 6 and 9 herein shall not be amended or modified more than once in any six-month period, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules thereunder and (c) if the Plan is duly approved by the shareholders of the Company, no amendment, modification or supplement to the Plan shall thereafter, in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company,
(i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 14 hereof, (ii) change the termination date of the Plan provided in
Section 21 hereof, or (iii) delete or amend the provisions of Section 9 hereof relating to the establishment of the stock option price.

         21. TERMINATION. Stock Options may be granted in accordance with the terms of the Plan until December 5, 2004, on which date this Plan will terminate except as to Stock Options then outstanding hereunder, which Stock Options shall remain in effect until they have expired according to their terms.

         22. APPROVAL. This Plan shall take effect upon due approval by the Board of Directors of the Company.


                                                                                                                   PLEASE MARK
                                                                                                                   YOUR VOTE AS  [X]
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE


1. ELECTION OF DIRECTORS.                          FOR            WITHHOLD        2. APPROVAL OF AN AMENDMENT TO THE H&R BLOCK, INC.
                                               all nominees       AUTHORITY          ARTICLES OF INCORPORATION TO INCREASE THE
   INSTRUCTION: To withhold authority to       listed to the     to vote for         NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
   vote for any individual nominee(s),         left (except       nominee(s)         FROM 400,000,000 TO 500,000,000.
   clearly cross out the name below.           as marked to        listed
                                               the contrary)                          For         Against       Abstain
   NOMINEES ARE: FOR CLASS III DIRECTORS,                                            [  ]          [  ]          [  ]
   01 DONNA R. ECTON, 02 LOUIS W. SMITH            [  ]             [  ]
   AND 03 RAYFORD WILKINS, JR.


3. APPROVAL OF AMENDMENTS TO THE 1999         4. APPROVAL OF AMENDMENTS TO THE             5. RATIFICATION OF THE APPOINTMENT OF
   STOCK OPTION PLAN FOR SEASONAL                1989 STOCK OPTION PLAN FOR                   PRICEWATERHOUSECOOPERS LLP AS THE
   EMPLOYEES.                                    OUTSIDE DIRECTORS                            COMPANY'S INDEPENDENT ACCOUNTANTS
                                                                                              FOR THE YEAR ENDING APRIL 30, 2002.
        For    Against   Abstain                    For    Against  Abstain                         For    Against    Abstain
       [  ]     [  ]      [  ]                     [  ]     [  ]     [  ]                          [  ]     [  ]       [  ]


                                                                                              Dated____________________________ 2001

                                                                                              ______________________________________
                                                                                                             SIGNATURE

                                                                                              ______________________________________
                                                                                                   SIGNATURE OF SHAREHOLDER(S)

                                                                                              (Please date and sign exactly as name
                                                                                              appears at the left and return in the
IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU          enclosed postage paid envelope. If the
ATTEND THE MEETING IN PERSON. TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED, WE URGE          shares are owned in joint names, all
YOU TO COMPLETE, DETACH AND MAIL THIS PROXY FORM AS SOON AS POSSIBLE.                         joint owners should sign.)

------------------------------------------------------------------------------------------------------------------------------------
                                             /\ PLEASE DETACH PROXY HERE, SIGN AND MAIL /\

               YOU CAN NOW ACCESS YOUR H&R BLOCK ACCOUNT ONLINE.

Access your H&R Block shareholder account online via Investor ServiceDirect(SM)
(ISD).

Mellon Investor Services LLC, agent for H&R Block, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

   o  View account status                o  View payment history for dividends
   o  View certificate history           o  Make address changes
   o  View book-entry information        o  Obtain a duplicate 1099 tax form
                                         o  Establish/change your PIN


              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE


STEP 1: FIRST TIME USERS -- ESTABLISH A PIN    |    STEP 2: LOG IN FOR ACCOUNT ACCESS        |    STEP 3: ACCOUNT STATUS SCREEN
You must first establish a Personal            |    You are now ready to log in. To          |    You are now ready to access your
Identification Number (PIN) online by          |    access your account please enter your:   |    account information. Click on the
following the directions provided in the       |                                             |    appropriate button to view or
upper right portion of the web screen as       |    o  SSN                                   |    initiate transactions.
follows. You will also need your Social        |    o  PIN                                   |
Security Number (SSN) available to             |    o  Then click on the Submit button       |    o  Certificate History
establish a PIN.                               |                                             |    o  Book-Entry Information
                                               |    If you have more than one account,       |    o  Issue Certificate
                                               |    you will now be asked to select the      |    o  Payment History
INVESTOR SERVICEDIRECT(SM) IS CURRENTLY        |    appropriate account.                     |    o  Address Change
ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL         |                                             |    o  Duplicate 1099
AND JOINT ACCOUNTS.                            |                                             |
                                               |                                             |
o  SSN                                         |                                             |
o  PIN                                         |                                             |
o  Then click on the Establish PIN button      |                                             |
                                               |                                             |
Please be sure to remember your PIN, or        |                                             |
maintain it in a secure place for future       |                                             |
reference.                                     |                                             |


              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

                                H&R BLOCK, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF. IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED FOR EACH OF THE PROPOSALS.

The undersigned hereby appoints G. Kenneth Baum, Mark A. Ernst and Frank L. Salizzoni, and each of them, the proxies (acting by a majority, or if only one be present, then that one shall have all of the powers hereunder), each with full power of substitution, for and in the name of the undersigned to represent and to vote all shares of stock of H&R BLOCK, INC., a Missouri corporation, of the undersigned at the annual meeting of shareholders of said corporation to be held in the H&R Block City Stage Theater at Union Station, 30 West Pershing (corner of Pershing and Main), Kansas City, Missouri, on September 12, 2001, commencing at 9:00 a.m., Kansas City time (CDT), and at any adjournment thereof, notice of said meeting and the proxy statement furnished herewith having been received by the undersigned and, without limiting the authority hereinabove given, said proxies or proxy are expressly authorized to vote in accordance with the undersigned's direction as to those matters set forth on the reverse side hereof and in accordance with their best judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS FORM


                  - PLEASE DETACH PROXY HERE, SIGN AND MAIL -




                                                                   July 30, 2001

Dear Shareholder:

The annual meeting of shareholders of H&R Block, Inc. will be held in the H&R Block City Stage Theater at Union Station, 30 West Pershing (corner of Pershing and Main), Kansas City, Missouri, at 9:00 a.m., Kansas City time (CDT), on Wednesday, September 12, 2001.

Please note that the number of shares entitled to be voted at the meeting is the number of shares held of record as of the close of business on July 10, 2001. Because the effective date of the Company's two-for-one stock split (August 1, 2001) is after the record date for the annual meeting of shareholders, the number of shares reflected on this proxy and entitled to be voted at the meeting is the pre-split number and such number is not adjusted to reflect the stock split. It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting in person, please review the enclosed proxy materials, complete the proxy form attached above, and return it promptly in the postage paid envelope provided.